                                              '33 Act Registration No. 333-46412

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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3


                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                       NATIONWIDE VLI SEPARATE ACCOUNT - 5
                              (EXACT NAME OF TRUST)

                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                               PATRICIA R. HATLER
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, the Financial Statements, and Part II.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on January 25, 2002 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Last Survivor Flexible Premium Variable Universal Life Insurance Policies


Approximate date of proposed public offering: Continuously on and after January 25, 2002


[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

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                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


N-8B-2 ITEM                                                            CAPTION IN PROSPECTUS

 1.....................................................................Nationwide Life Insurance
 ......................................................................Company
                                                                       The Variable Account
 2.....................................................................Nationwide Life Insurance
                                                                       Company
 3.....................................................................Custodian of Assets
 4.....................................................................Distribution of The Policies
 5.....................................................................The Variable Account
 6.....................................................................Not Applicable
 7.....................................................................Not Applicable
 8.....................................................................Not Applicable
 9.....................................................................Legal Proceedings
10.....................................................................Information About The Policies;
                                                                       How The Cash Value Varies; Right
                                                                       to Exchange for a Fixed Benefit
                                                                       Policy; Reinstatement; Other Policy
                                                                       Provisions
11.....................................................................Investments of The Variable
                                                                       Account
12.....................................................................The Variable Account
13.....................................................................Policy Charges
                                                                       Reinstatement
14.....................................................................Underwriting and Issuance -
                                                                       Premium Payments
                                                                       Minimum Requirements for
                                                                       Issuance of a Policy
15.....................................................................Investments of the Variable
                                                                       Account; Premium Payments
16.....................................................................Underwriting and Issuance -
                                                                       Allocation of Cash Value
17.....................................................................Surrendering The Policy for Cash
18.....................................................................Reinvestment
19.....................................................................Not Applicable
20.....................................................................Not Applicable
21.....................................................................Policy Loans
22.....................................................................Not Applicable
23.....................................................................Not Applicable
24.....................................................................Not Applicable
25.....................................................................Nationwide Life Insurance
                                                                       Company
26.....................................................................Not Applicable
27.....................................................................Nationwide Life Insurance
                                                                       Company


N-8B-2 ITEM............................................................CAPTION IN PROSPECTUS

28.....................................................................Company Management
29.....................................................................Company Management
30.....................................................................Not Applicable
31.....................................................................Not Applicable
32.....................................................................Not Applicable
33.....................................................................Not Applicable
34.....................................................................Not Applicable
35.....................................................................Nationwide Life Insurance
                                                                       Company
36.....................................................................Not Applicable
37.....................................................................Not Applicable
38.....................................................................Distribution of The Policies
39.....................................................................Distribution of The Policies
40.....................................................................Not Applicable
41(a)..................................................................Distribution of The Policies
42.....................................................................Not Applicable
43.....................................................................Not Applicable
44.....................................................................How The Cash Value Varies
45.....................................................................Not Applicable
46.....................................................................How The Cash Value Varies
47.....................................................................Not Applicable
48.....................................................................Custodian of Assets
49.....................................................................Not Applicable
50.....................................................................Not Applicable
51.....................................................................Summary of The Policies;
                                                                       Information About The Policies
52.....................................................................Substitution of Securities
53.....................................................................Taxation of The Company
54.....................................................................Not Applicable
55.....................................................................Not Applicable
56.....................................................................Not Applicable
57.....................................................................Not Applicable
58.....................................................................Not Applicable
59.....................................................................Financial Statements

                      SUPPLEMENT DATED JANUARY 25, 2002 TO

                        PROSPECTUS DATED MAY 1, 2001 FOR

    LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VLI SEPARATE ACCOUNT - 5

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. ALL REFERENCES IN THE PROSPECTUS TO "NATIONWIDE SEPARATE ACCOUNT TRUST" OR "NSAT" ARE CHANGED TO "GARTMORE VARIABLE INSURANCE TRUST" AND "GVIT," RESPECTIVELY.

2.   EFFECTIVE JANUARY 25, 2002, THE FOLLOWING UNDERLYING MUTUAL FUNDS CHANGED
     NAMES:


     OLD UNDERLYING MUTUAL FUND NAME                                 NEW UNDERLYING MUTUAL FUND NAME
     -------------------------------                                 -------------------------------
     Nationwide Separate Account Trust ("NSAT") - Capital            Gartmore Variable Insurance Trust ("GVIT") - Gartmore GVIT
     Appreciation Fund                                               Growth Fund: Class I

     NSAT - Dreyfus NSAT Mid Cap Index Fund                          GVIT - Dreyfus GVIT Mid Cap Index Fund: Class I

     NSAT - Money Market Fund                                        GVIT - Gartmore GVIT Money Market Fund: Class I

     NSAT - Nationwide Small Cap Value Fund                          GVIT - GVIT Small Cap Value Fund: Class I

     NSAT - Nationwide Small Company Fund                            GVIT - GVIT Small Company Fund: Class I

     NSAT - Strong NSAT Mid Cap Growth Fund                          GVIT - Strong GVIT Mid Cap Growth Fund: Class I

     NSAT - Total Return Fund                                        GVIT - Gartmore GVIT Total Return Fund: Class I

3.   THE "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" ARE MODIFIED AS FOLLOWS:

                     Underlying Mutual Fund Annual Expenses
          (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS, AFTER
                           REIMBURSEMENTS AND WAIVERS)

                                                               Management      Other        12b-1     Total Underlying
                                                               ----------      -----        -----     ----------------
                                                                  Fees        Expenses       Fees        Mutual Fund
                                                                  ----        --------       ----        -----------
                                                                                                           Expenses
                                                                                                           --------
GVIT Dreyfus GVIT Mid Cap Index Fund: Class I (formerly,           0.50%        0.40%        0.00%            0.90%

NSAT Dreyfus NSAT Mid Cap Index Fund)

GVIT Gartmore GVIT Growth Fund: Class I (formerly, NSAT            0.60%        0.23%        0.00%            0.83%
Capital Appreciation Fund)

GVIT Gartmore GVIT Money Market Fund: Class I (formerly,           0.39%        0.22%        0.00%            0.61%
NSAT Money Market Fund)

GVIT Gartmore GVIT Total Return Fund: Class I (formerly,           0.58%        0.23%        0.00%            0.81%
NSAT Total Return Fund)

GVIT GVIT Small Cap Value Fund: Class I (formerly, NSAT            0.90%        0.30%        0.00%            1.20%
Nationwide Small Cap Value Fund)

GVIT GVIT Small Company Fund: Class I (formerly, NSAT              0.93%        0.26%        0.00%            1.19%
Nationwide Small Company Fund)

GVIT Strong GVIT Mid Cap Growth Fund: Class I (formerly,           0.90%        0.27%        0.00%            1.17%
NSAT Strong NSAT Mid Cap Growth Fund)

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

4.   THE PROVISION ENTITLED "MARKET TIMING FIRMS" IS MODIFIED AS FOLLOWS:


     Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some policy owners (or third parties acting on their behalf).

     If Nationwide determines that a policy owner (or a third party acting on the policy owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified policy owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected policy owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected policy owner.

5.   THE PROVISION ENTITLED "TAX MATTERS" IS MODIFIED AS FOLLOWS:

     TAX MATTERS

     POLICY PROCEEDS

     Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under
     Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

     Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

     As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

     The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

     The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract, Nationwide will monitor premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the

     Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by
     Section 7702A(c) of the Internal Revenue Code.

     In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

     If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

     Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

     Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

     WITHHOLDING

     Distributions of income from a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the income that is distributed. The mandatory backup withholding may arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

     ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

     State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

     The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2002, an estate of less than $1,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

     When the last surviving insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

     If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy. Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability. The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisers regarding these taxes.

     NON-RESIDENT ALIENS

     Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

     A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

     TAXATION OF POLICY SPLIT OPTION RIDER

     The Policy Split Option Rider permits a policy to be split into two other single life insurance contracts upon the occurrence of a divorce of the joint insureds or certain other changes in federal estate tax.

     A policy split could have adverse tax consequences. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. Additionally, it is not clear whether, in all circumstances, the resulting individual policies would be treated as life insurance policies for federal income tax purposes and, if so treated, whether the individual policies would be classified as modified endowment contracts. Before the policy owner exercises rights provided by the Policy Split Option Rider, it is important that a tax adviser be consulted regarding the possible consequences of a policy split.

     DESCRIPTION OF CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

     Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

     The Cash Value Accumulation Test generally requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702(f)(2), does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premium under the policy will vary according to the age, sex and underwriting classification of the insureds.

     Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is sufficient death benefit in relation to the account value at all times. A table containing the applicable percentage of cash value can be found in the "How the Death Benefit Varies" section.

     The Guideline Premium/Cash Value Corridor Test requires that the sum of the premiums paid into the policy does not at any time exceed the guideline premium limitation. Additionally, a minimum corridor of death benefit in relation to account value must be maintained.

     Policy owners who elect this test are given the option of electing either an Option 1 or Option 2 death benefit. Please refer to "How the Death Benefit Varies" for a detailed explanation.

     The policy owners must make the election of death benefit qualification tests on the application. Once elected, the death benefit qualification test cannot be changed for the duration of the policy. If no option is designated, the Guideline Premium/Cash Value Corridor Test with an Option 1 death benefit will be assumed by Nationwide to have been selected.

     Regardless of which test is selected, Nationwide will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

     TAXATION OF NATIONWIDE

     Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

     Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

     Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

     TAX CHANGES

     The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

     The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

     If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

     Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

     The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.

6.   "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" IS MODIFIED AS
     FOLLOWS:

     GARTMORE VARIABLE INSURANCE TRUST

     Gartmore Variable Insurance Trust (formerly, Nationwide Separate Account Trust) ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

          DREYFUS GVIT MID CAP INDEX FUND: CLASS I (FORMERLY, DREYFUS NSAT MID CAP INDEX FUND)
          Subadviser: The Dreyfus Corporation
          Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of companies included in the Standard & Poor's MidCap 400 Index and in derivative instruments linked to the S&P 400. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

          GARTMORE GVIT GROWTH FUND: CLASS I (FORMERLY, CAPITAL APPRECIATION
          FUND)
          Investment Objective: Long-term capital appreciation. The Fund invests primarily in large capitalization companies. The Fund looks for companies whose earnings are expected to grow faster than other companies in the market.

          GARTMORE GVIT MONEY MARKET FUND: CLASS I (FORMERLY, MONEY MARKET FUND) Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.

          GARTMORE GVIT TOTAL RETURN FUND: CLASS I (FORMERLY, TOTAL RETURN FUND) Investment Objective: Seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities.

          GVIT SMALL CAP VALUE FUND: CLASS I (FORMERLY, NATIONWIDE SMALL CAP VALUE FUND)
          Subadviser: The Dreyfus Corporation
          Investment Objective: Capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index. The Fund will invest in stocks of U.S. and foreign companies which the portfolio managers believe qualify as "value" companies.

          GVIT SMALL COMPANY FUND: CLASS I (FORMERLY, NATIONWIDE SMALL COMPANY
          FUND)
          Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Gartmore Global Partners, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
          Investment Objective: Long-term growth of capital. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities issued by small capitalization companies. These are companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

          STRONG GVIT MID CAP GROWTH FUND: CLASS I (FORMERLY, STRONG NSAT MID CAP GROWTH FUND)
          Subadviser: Strong Capital Management Inc.
          Investment Objective: Capital growth by focusing on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid capitalization companies.

                        NATIONWIDE LIFE INSURANCE COMPANY

    Last Survivor Flexible Premium Variable Universal Life Insurance Policies

     Issued by Nationwide Life Insurance Company through its Nationwide VLI
                               Separate Account-5

                   The date of this prospectus is May 1, 2001.

--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     -    VIP Equity-Income Portfolio: Service Class
     -    VIP Growth Portfolio: Service Class
     -    VIP High Income Portfolio: Service Class*
     -    VIP Overseas Portfolio: Service Class

NATIONWIDE SEPARATE ACCOUNT TRUST
     -    Capital Appreciation Fund
     - Dreyfus NSAT Mid Cap Index Fund (formerly, Nationwide(R)Select Advisers Mid Cap Fund)
     -    Money Market Fund
     -    Nationwide(R) Small Cap Value Fund (subadviser: The Dreyfus
          Corporation)
     - Nationwide(R) Small Company Fund (subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc., and Waddell & Reed Investment Management Company)
     - Strong NSAT Mid Cap Growth Fund (formerly, Nationwide(R) Strategic Growth Fund)
     -    Total Return Fund

ONE GROUP(R) INVESTMENT TRUST
     - One Group Investment Trust Balanced Portfolio (formerly, Asset Allocation Fund)
     -    One Group Investment Trust Bond Portfolio
     -    One Group Investment Trust Diversified Equity Portfolio
     -    One Group Investment Trust Diversified Mid Cap Portfolio
     -    One Group Investment Trust Equity Index Portfolio
     -    One Group Investment Trust Government Bond Portfolio
     - One Group Investment Trust Large Cap Growth Portfolio (formerly, Large Company Growth Fund)
     - One Group Investment Trust Mid Cap Growth Portfolio (formerly, Growth Opportunities Fund)
     -    One Group Investment Trust Mid Cap Value Portfolio

W&R TARGET FUNDS, INC.
     -    Asset Strategy Portfolio
     -    Balanced Portfolio
     -    Bond Portfolio
     -    Core Equity Portfolio
     -    Growth Portfolio
     -    High Income Portfolio
     -    International Portfolio
     -    Limited-Term Bond Portfolio
     -    Money Market Portfolio
     -    Science and Technology Portfolio
     -    Small Cap Portfolio
     -    Value Portfolio

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

For general information or to obtain FREE copies of the:

     - prospectus, annual report or semi-annual report for any underlying mutual fund; and
     -    any required Nationwide forms,

call:

             1-800-547-7548
     TDD     1-800-238-3035

or write:

     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference in this prospectus can be found on the SEC website at:

                                   www.sec.gov

THIS POLICY:

-    IS NOT A BANK DEPOSIT
-    IS NOT FDIC INSURED
-    IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
-    IS NOT AVAILABLE IN EVERY STATE
-    MAY GO DOWN IN VALUE

The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies. They provide flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-5 (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

AVERAGE ISSUE AGE- The arithmetic average of the ages of the two insureds at policy issuance.

BASIC COVERAGE- One of the two types of coverage that comprise the specified amount. The other type is supplemental coverage.

CASH VALUE- Cash value is the sum of the value of the assets in the sub-accounts, the fixed account and any amount in the Policy Loan Account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

IRS GUIDELINE LEVEL PREMIUM- The amount of level annual premium, calculated in accordance with the provisions of the Internal Revenue Code, guaranteed mortality and expense charges, and an interest rate of 4%.

MATURITY DATE- The policy anniversary on or next following the younger insured's 100th birthday.

NATIONWIDE- Nationwide Life Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value calculated at the beginning of each policy month.

NET PREMIUMS- Net premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SEC GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SPECIFIED AMOUNT- The base benefit of the policy for which the death benefit will be calculated.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

SUPPLEMENTAL COVERAGE- One of the two types of coverage that comprise the specified amount. Supplemental coverage can never exceed 90% of the specified amount. Supplemental coverage is not available in New York or New Jersey.

VALUATION PERIOD - Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-5, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF POLICY EXPENSES.........................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.............

SYNOPSIS OF THE POLICIES...........................

NATIONWIDE LIFE INSURANCE COMPANY..................

NATIONWIDE INVESTMENT SERVICES
     CORPORATION...................................

WADDELL & REED, INC................................

INVESTING IN THE POLICY............................
     The Variable Account and Underlying
         Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES.....................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Death Benefit Guarantees
     Pricing

POLICY CHARGES.....................................
     Sales Load
     Tax Expense Charge
     Surrender Charges
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Federal Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH...................
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE............................

POLICY PROVISIONS..................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY............................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE....................................

POLICY LOANS.......................................
     Taking a Policy Loan
     Effect on Investment Performance
     Loan Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.........................................

POLICY OWNER SERVICES..............................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION..........................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age or Sex
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION................................

GRACE PERIOD.......................................
     Grace Period without Death Benefit
         Guarantees
     Lifetime Guaranteed Policy Continuation
     Limited Guaranteed Policy Continuation
     Reinstatement

TAX MATTERS........................................
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Policy Split Option Rider
     Description of Cash Value Accumulation
         Test and Guideline Premium Cash
         Value Corridor Test
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS...............................

STATE REGULATION...................................

REPORTS TO POLICY OWNERS...........................

ADVERTISING........................................

LEGAL PROCEEDINGS..................................

EXPERTS............................................

REGISTRATION STATEMENT.............................

DISTRIBUTION OF THE POLICIES.......................

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE....................................

APPENDIX A: OBJECTIVES FOR UNDERLYING
     MUTUAL FUNDS..................................

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
     CASH SURRENDER VALUES, AND DEATH
     BENEFITS FOR WADDELL & REED
     SURVIVORSHIP LIFE INSURANCE POLICIES..........

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
     CASH SURRENDER VALUES, AND DEATH
     BENEFITS FOR ONE GROUP SURVIVORSHIP
     LIFE INSURANCE POLICIES.......................

APPENDIX C: PERFORMANCE SUMMARY
     INFORMATION...................................

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks (see "Policy Charges").

DEDUCTIONS FROM PREMIUM PAYMENTS

Nationwide deducts a sales load and a premium expense charge from each premium payment received. The sales load is guaranteed never to exceed 1.5% for each premium payment. Currently, the sales load is 1.5% for policy years 1 through 10 and 0.5% thereafter.

The tax expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Tax Expense Charges").

MONTHLY DEDUCTIONS FROM THE POLICY'S CASH VALUE

Monthly Cost of Insurance

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value as calculated at the beginning of each policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account (see "Monthly Cost of Insurance").

Monthly Administrative Charge

An administrative charge is deducted monthly on a proportionate basis from the cash value in each sub-account and the fixed account. This charge is the sum of the per policy charge and the per $1,000 basic charge. The per policy charge is equal to:

-    $10 per month in the first policy year;

- $5 per month in policy years 2 through 20 if the specified amount is equal to or more than $150,000;

- $3 per month in policy years 2 through 20 if the specified amount is less than $150,000;

-    $0 per month in policy years 21 and after.

The per $1,000 basic coverage charge is determined for the first 3 policy years. This monthly charge is derived as the sum of the charges for both insureds per the following table:

 AVERAGE ISSUE        CURRENT FEE PER   GUARANTEED FEE
     AGE                 $1,000 OF       PER $1,000 OF
                       INITIAL BASIC     INITIAL BASIC
                         COVERAGE          COVERAGE
------------------------------------------------------
        21                 $0.06             $0.10
        22                 $0.06             $0.10
        23                 $0.06             $0.10
        24                 $0.06             $0.10
        25                 $0.06             $0.10
        26                 $0.06             $0.11
        27                 $0.06             $0.12
        28                 $0.06             $0.13
        29                 $0.06             $0.14
        30                 $0.08             $0.15
        31                 $0.10             $0.16
        32                 $0.10             $0.16
        33                 $0.11             $0.16
        34                 $0.11             $0.16
        35                 $0.11             $0.16
        36                 $0.12             $0.16
        37                 $0.13             $0.16
        38                 $0.14             $0.16
        39                 $0.15             $0.17
        40                 $0.16             $0.18
        41                 $0.16             $0.18
        42                 $0.16             $0.18
        43                 $0.16             $0.18
        44                 $0.16             $0.18
        45                 $0.16             $0.18
        46                 $0.17             $0.19
        47                 $0.18             $0.20
        48                 $0.19             $0.21
        49                 $0.20             $0.22
        50                 $0.20             $0.23
        51                 $0.21             $0.24
        52                 $0.21             $0.25
        53                 $0.22             $0.26
        54                 $0.22             $0.27
        55                 $0.23             $0.28
        56                 $0.23             $0.29
        57                 $0.24             $0.30
        58                 $0.24             $0.31
        59                 $0.25             $0.32
        60                 $0.25             $0.33
        61                 $0.25             $0.34
        62                 $0.25             $0.35
        63                 $0.25             $0.36
        64                 $0.25             $0.37
        65                 $0.25             $0.38
        66                 $0.25             $0.39
        67                 $0.25             $0.40
        68                 $0.25             $0.40

 AVERAGE ISSUE     CURRENT FEE PER   GUARANTEED FEE
     AGE               $1,000 OF       PER $1,000 OF
                    INITIAL BASIC     INITIAL BASIC
                       COVERAGE          COVERAGE
----------------------------------------------------
        69                 $0.25             $0.40
        70                 $0.25             $0.40
        71                 $0.25             $0.40
        72                 $0.25             $0.40
        73                 $0.25             $0.40
        74                 $0.25             $0.40
        75                 $0.25             $0.40
        76                 $0.25             $0.40
        77                 $0.25             $0.40
        78                 $0.25             $0.40
        79                 $0.25             $0.40
        80                 $0.25             $0.40
        81                 $0.25             $0.40
        82                 $0.25             $0.40
        83                 $0.25             $0.40
        84                 $0.25             $0.40
        85                 $0.25             $0.40

The maximum monthly charge is $750. The per $1,000 of basic coverage charge is $0 after the third policy year (see "Monthly Administrative Charge").

Mortality and Expense Risk Charge

A mortality and expense risk charge is deducted from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionately to the cash value in each sub-account. The charge varies depending on the variable account value as follows:

VARIABLE ACCOUNT      MORTALITY AND         MORTALITY AND
     VALUE         EXPENSE RISK CHARGE   EXPENSE RISK CHARGE
                   - YEARS 0 THROUGH 15  - YEARS 16 AND AFTER
-------------------------------------------------------------
Less than $25,000         0.60%                 0.60%

   $25,000 to             0.30%                 0.10%
    $249,999

$250,000 or more          0.10%                 0.10%

See "Mortality and Expense Risk Charge" later in this prospectus for additional information.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of the policy if the policy is surrendered during the first 9 policy years. The maximum surrender charge varies by the issue ages, sexes and underwriting classifications of the insureds and is calculated based on the initial basic coverage on the policy date.

The following table illustrates the maximum surrender charge per $1,000 of initial basic coverage for policies issued to a male non-smoking preferred and a female non-smoking other than preferred based on a $1 million specified amount:

                       MAXIMUM SURRENDER CHARGES

        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                              COVERAGE
        -------------------------------------------------------
               35                              $5.41
               45                              $8.40
               55                              $11.19
               65                              $15.64
               75                              $22.95

The surrender charge is comprised of an underwriting component and a sales component. The underwriting component varies by average issue age as follows:

                        UNDERWRITING COMPONENT

        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                              COVERAGE
     ----------------------------------------------------------
        Age 0 Through 39                       $4.00

      Age 40 Through Age 49                    $6.00

      Age 50 Through Age 59                    $7.00

      Age 60 Through Age 85                    $8.00

The sales component varies by average issue age as follows:

                       MAXIMUM SALES COMPONENT

        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                              COVERAGE
        -------------------------------------------------------
               35                              $1.41
               45                              $2.40
               55                              $4.19
               65                              $7.64
               75                              $14.95

Surrender charges are reduced beginning in the third policy year. The percentage of the surrender charge assessed is reflected in the following chart:

  POLICY YEAR(S)      PERCENTAGE OF SURRENDER CHARGE
  --------------------------------------------------
         1                         100%
         2                         100%
         3                          90%
         4                          80%
         5                          70%
         6                          60%
         7                          50%
         8                          40%
         9                          30%
   10 and After                     0%

See "Surrender Charges" later in this prospectus for additional information.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
          (as a percentage of underlying mutual fund net assets, after expense reimbursement)


                                                   Management      Other                      Total Underlying
                                                      Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio:  Service        0.48%         0.08%        0.10%               0.66%
Class(1)

Fidelity VIP Growth Portfolio:  Service Class(1)      0.57%         0.09%        0.10%               0.76%

Fidelity VIP High Income Portfolio:  Service          0.58%         0.10%        0.10%               0.78%
Class

Fidelity VIP Overseas Portfolio: Service Class(1)     0.72%         0.17%        0.10%               0.99%

NSAT Capital Appreciation Fund                        0.60%         0.20%        0.00%               0.80%

NSAT Dreyfus NSAT Mid Cap Index Fund (formerly,       0.50%         0.15%        0.00%               0.65%
NSAT Nationwide Mid Cap Index Fund)

NSAT Money Market Fund                                0.39%         0.16%        0.00%               0.55%

NSAT Nationwide Small Cap Value Fund                  0.90%         0.15%        0.00%               1.05%

NSAT Nationwide Small Company Fund                    0.93%         0.28%        0.00%               1.21%

NSAT Strong NSAT Mid Cap Growth Fund (formerly,       0.90%         0.10%        0.00%               1.00%
NSAT Nationwide Strategic Growth Fund)

NSAT Total Return Fund                                0.58%         0.20%        0.00%               0.78%

One Group Investment Trust Balanced Portfolio         0.70%         0.20%        0.00%               0.90%
(formerly, Asset Allocation Fund)

One Group Investment Trust Bond Portfolio             0.55%         0.20%        0.00%               0.75%

One Group Investment Trust Diversified Equity         0.74%         0.21%        0.00%               0.95%
Portfolio

One Group Investment Trust Diversified Mid Cap        0.70%         0.25%        0.00%               0.95%
Portfolio

One Group Investment Trust Equity Index               0.30%         0.25%        0.00%               0.55%
Portfolio

One Group Investment Trust Government Bond            0.45%         0.22%        0.00%               0.67%
Portfolio

One Group Investment Trust Large Cap Growth           0.65%         0.20%        0.00%               0.85%
Portfolio (formerly, Large Company Growth Fund)

One Group Investment Trust Mid Cap Growth             0.65%         0.22%        0.00%               0.87%
Portfolio (formerly, Growth Opportunities Fund)

One Group Investment Trust Mid Cap Value              0.69%         0.26%        0.00%               0.95%
Portfolio

W&R Target Funds, Inc. - Asset Strategy               0.70%         0.13%        0.23%               1.06%
Portfolio

W&R Target Funds, Inc. - Balanced Portfolio           0.70%         0.05%        0.25%               1.00%

W&R Target Funds, Inc. - Bond Portfolio               0.53%         0.06%        0.25%               0.84%

W&R Target Funds, Inc. - Core Equity Portfolio        0.70%         0.03%        0.25%               0.98%

W&R Target Funds, Inc. - Growth Portfolio             0.69%         0.02%        0.25%               0.96%

W&R Target Funds, Inc. - High Income Portfolio        0.63%         0.08%        0.25%               0.96%

W&R Target Funds, Inc. - International Portfolio      0.85%         0.13%        0.25%               1.23%

W&R Target Funds, Inc. - Limited-Term Bond            0.50%         0.15%        0.25%               0.90%
Portfolio

W&R Target Funds, Inc. - Money Market Portfolio       0.40%         0.10%        0.25%               0.75%

W&R Target Funds, Inc. - Science and Technology       0.85%         0.04%        0.25%               1.14%
Portfolio

W&R Target Funds, Inc. - Small Cap Portfolio          0.85%         0.03%        0.25%               1.13%

W&R Target Funds, Inc. - Value Portfolio(2)           0.70%         0.10%        0.25%               1.05%

(1) Actual Annual Class Operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balance were used to reduce a portion of the Fund's custodian expenses.
(2) Estimated fee expenses.

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.


                                                    Management    Other                         Total Underlying
                                                       Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                         0.60%        0.23%         0.00%                0.83%

NSAT Dreyfus Mid Cap Index Fund (formerly, NSAT        0.50%        0.40%         0.00%                0.90%
Nationwide Mid Cap Index Fund)

NSAT Money Market Fund                                 0.39%        0.22%         0.00%                0.61%

NSAT Nationwide Small Cap Value Fund                   0.90%        0.30%         0.00%                1.20%

NSAT Strong NSAT Mid Cap Growth Fund (formerly,        0.90%        0.27%         0.00%                1.17%
NSAT Nationwide Strategic Growth Fund)

NSAT Total Return Fund                                 0.58%        0.23%         0.00%                0.81%

 One Group Investment Trust Bond Portfolio             0.60%        0.20%         0.00%                0.80%

 One Group Investment Trust Diversified Mid Cap        0.74%        0.25%         0.00%                0.99%
 Portfolio

 One Group Investment Trust Mid Cap Value              0.74%        0.26%         0.00%                1.00%
 Portfolio

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on two insureds. Nationwide pays the death proceeds on the death of the last surviving insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account. The cash surrender value equals the policy's cash value, determined the next business date after the date Nationwide receives a proper written request for surrender and the policy (or a lost policy form), minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PREMIUMS

The initial premium is shown on the policy data page. Additional premium payments may be made at any time while the policy is in force. Each premium payment must be at least $50.

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:

-    Estate Protection;

-    Maturity Extension Endorsement (not available in New York);

-    Maturity Extension for Specified Amount (not available in New York); and

-    Policy Split Option.

These riders are not available in the State of New Jersey.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods in accordance with applicable law and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide offers variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For policies issued in the State of Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide.

WADDELL & REED, INC.

The policies are distributed by Waddell & Reed, Inc., 6300 Lamar Ave., Overland Park, KS 66202.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-5 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 21, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and in general are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may, upon written request, transfer all sub-account cash values to the fixed account. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer. Nationwide will not assess a charge for this transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

1) shares of a current underlying mutual fund option are no longer available for investment; or

2)   further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. Purchase payments will be allocated to the fixed account by election of the contract owner.

Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. The general account is not subject to the same laws as the variable account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

The investment income earned by the fixed account will be allocated to the contracts at varying rate(s) set by Nationwide. The guaranteed rate for any purchase payment will be effective for not less than three months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. At policy issuance, the policy owner selects the premium and specified amount, which consists of basic coverage and supplemental coverage, if any. The proportion of supplemental coverage is irrevocable. A policy owner can apply to increase or decrease the specified amount no more than once per policy year.

The minimum specified amount is $100,000. Supplemental coverage cannot exceed 90% of the specified amount.

Supplemental coverage differs from basic coverage in several respects:

     1) supplemental coverage has lower cost of insurance rates, on a current basis;

     2)   supplemental coverage has no surrender charges; and

     3) supplemental coverage has no monthly per unit charge, on a current basis.

Supplemental coverage is not available for policies issued in the State of New York.

Policies may be issued to insureds at ages consistent with Nationwide's underwriting guidelines. Before issuing any policy, Nationwide requires satisfactory evidence of insurability which may include medical examinations.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while both insureds are still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

     - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk;

     - premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded; and

     - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

DEATH BENEFIT GUARANTEES

Lifetime Guaranteed Policy Continuation

The policy will not lapse if cumulative premiums, less any indebtedness and partial withdrawals are greater than or equal to cumulative Lifetime Guaranteed Policy Continuation premiums (see "Grace Period").

Limited Guaranteed Policy Continuation

The policy will not lapse during the Limited Guaranteed Policy Continuation period if cumulative premiums, less any indebtedness and partial withdrawals, are greater than or equal to cumulative Limited Guaranteed Policy Continuation premiums. The Limited Guaranteed Policy Continuation period runs from the policy issue date to the policy anniversary on or next following the younger insured's 75th birthday (see "Grace Period").

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day                 -        Independence Day
-        Martin Luther King, Jr. Day    -        Labor Day
-        Presidents' Day                -        Thanksgiving
-        Good Friday                    -        Christmas
-        Memorial Day

Nationwide also will not price purchase payments if:

1)   trading on the New York Stock Exchange is restricted;

2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. The sales load is guaranteed never to exceed 1.5% of each premium payment. The sales load is 1.5% for policy years 1 through 10 and 0.5% thereafter.

The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

TAX EXPENSE CHARGES

A charge equal to 3.5% is deducted from all premium payments when the premium payment is received in order to compensate Nationwide for certain administrative expenses which are incurred by Nationwide for taxes, which include premium or other taxes, imposed by various state and local jurisdictions, as well as federal taxes imposed under Section 848 of the Internal Revenue Code. These tax expenses to Nationwide consist of two components:

     1)   a tax rate of 2.25% for state and local premium or other taxes; and

     2)   a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 policy years. The charge is deducted proportionally from the cash value in each sub-account and the fixed account.

The maximum surrender charge varies by the issue ages, sexes, and underwriting classifications of the insureds and is calculated based on the initial basic coverage on the policy date.

The following table illustrates the maximum surrender charge per $1,000 of initial basic coverage for policies which are issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis (see "Appendix B:
Illustrations of Cash Values, Cash

Surrender Values, and Death Benefits" for specific examples) based on $1 million specified amount.

               MAXIMUM SURRENDER CHARGES

                             PER $1,000 OF INITIAL
    AVERAGE ISSUE AGE            BASIC COVERAGE
----------------------------------------------------
            35                        $5.41
            45                        $8.40
            55                       $11.19
            65                       $15.64
            75                       $22.95


The surrender charge is comprised of two components:

     -    an underwriting component; and

     -    a sales component.

The underwriting component varies by average issue age in the following manner:

                UNDERWRITING COMPONENT

                           PER $1,000 OF INITIAL BASIC
    AVERAGE ISSUE AGE                COVERAGE
--------------------------------------------------------
     Age 0 Through 39                $4.00
    Age 40 Through 49                $6.00
    Age 50 Through 59                $7.00
    Age 60 Through 85                $8.00


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

     -    processing applications;

     -    conducting medical exams;

     -    determining insurability and the insureds' underwriting class; and

     -    establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. The purpose of the sales component is to reimburse Nationwide for some of the expenses incurred in the distribution of the policies.

In no event will this component exceed 23.75% of the lesser of the SEC Guideline Level Premium required in the first year or the premiums actually paid in the first year.

The following table illustrates the maximum sales surrender charge per $1,000 of initial basic coverage based on a policy issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis.

               MAXIMUM SALES COMPONENT

                        PER $1,000 OF INITIAL BASIC
  AVERAGE ISSUE AGE              COVERAGE
------------------------------------------------------
         35                        $1.41
         45                        $2.40
         55                        $4.19
         65                        $7.64
         75                       $14.95


Nationwide does not expect to profit from the surrender charge. The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are born by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges. Additional premiums and/or income earned on assets in the variable account have no effect on the maximum surrender charges.

The surrender charge does not apply to decreases in specified amount.

Reductions to Surrender Charges

Surrender charges are reduced in subsequent policy years as follows:

   POLICY YEAR(S)            PERCENTAGE OF
                            SURRENDER CHARGE
----------------------------------------------------
         1                       100%
         2                       100%
         3                        90%
         4                        80%
         5                        70%
         6                        60%
         7                        50%
         8                        40%
         9                        30%
    10 and After                  0%


MONTHLY COST OF INSURANCE

The monthly cost of insurance charge reflects the anticipated mortality of both insureds and the fact that the death benefit is not payable until the death of the last surviving insured.

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, as calculated at the beginning of each policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980

CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts a monthly administrative expense charge proportionately from the cash value in each sub-account and the fixed account. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge.

This charge is the sum of the per policy charge and the per $1,000 basic coverage. The per policy charge is equal to:

-    $10 per month in the first policy year;

- $5 per month in policy years 2 through 20 if the specified amount is equal to or greater than $150,000;

- $3 per month in policy years 2 through 20 if the specified amount is less than $150,000; and

-    $0 per month in policy years 21 and after.

The per $1,000 basic coverage charge is determined for the first 3 policy years. This monthly charge is derived as the sum of the charges for both insureds per the following table:

 AVERAGE ISSUE AGE    CURRENT FEE PER   GUARANTEED FEE
                         $1,000 OF       PER $1,000 OF
                       INITIAL BASIC     INITIAL BASIC
                         COVERAGE          COVERAGE
--------------------------------------------------------
        21                 $0.06             $0.10
        22                 $0.06             $0.10
        23                 $0.06             $0.10
        24                 $0.06             $0.10
        25                 $0.06             $0.10
        26                 $0.06             $0.11
        27                 $0.06             $0.12
        28                 $0.06             $0.13
        29                 $0.06             $0.14
        30                 $0.08             $0.15
        31                 $0.10             $0.16


 AVERAGE ISSUE AGE    CURRENT FEE PER   GUARANTEED FEE
                         $1,000 OF       PER $1,000 OF
                       INITIAL BASIC     INITIAL BASIC
                         COVERAGE          COVERAGE
--------------------------------------------------------
        32                 $0.10             $0.16
        33                 $0.11             $0.16
        34                 $0.11             $0.16
        35                 $0.11             $0.16
        36                 $0.12             $0.16
        37                 $0.13             $0.16
        38                 $0.14             $0.16
        39                 $0.15             $0.17
        40                 $0.16             $0.18
        41                 $0.16             $0.18
        42                 $0.16             $0.18
        43                 $0.16             $0.18
        44                 $0.16             $0.18
        45                 $0.16             $0.18
        46                 $0.17             $0.19
        47                 $0.18             $0.20
        48                 $0.19             $0.21
        49                 $0.20             $0.22
        50                 $0.20             $0.23
        51                 $0.21             $0.24
        52                 $0.21             $0.25
        53                 $0.22             $0.26
        54                 $0.22             $0.27
        55                 $0.23             $0.28
        56                 $0.23             $0.29
        57                 $0.24             $0.30
        58                 $0.24             $0.31
        59                 $0.25             $0.32
        60                 $0.25             $0.33
        61                 $0.25             $0.34
        62                 $0.25             $0.35
        63                 $0.25             $0.36
        64                 $0.25             $0.37
        65                 $0.25             $0.38
        66                 $0.25             $0.39
        67                 $0.25             $0.40
        68                 $0.25             $0.40
        69                 $0.25             $0.40
        70                 $0.25             $0.40
        71                 $0.25             $0.40
        72                 $0.25             $0.40
        73                 $0.25             $0.40
        74                 $0.25             $0.40
        75                 $0.25             $0.40
        76                 $0.25             $0.40
        77                 $0.25             $0.40
        78                 $0.25             $0.40
        79                 $0.25             $0.40
        80                 $0.25             $0.40
        81                 $0.25             $0.40
        82                 $0.25             $0.40
        83                 $0.25             $0.40
        84                 $0.25             $0.40
        85                 $0.25             $0.40

The maximum monthly charge is $750. The per $1,000 of basic coverage charge is $0 after the third policy year, unless there is an increase in the specified amount.

If, at any time, there is an increase in specified amount, the per $1,000 basic coverage charge will be assessed based on the amount of the specified amount increase and the age of the younger insured at the time of the increase. The per $1,000 basic coverage charge assessed as a result of the specified amount increase will be assessed for 3 policy years.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionally to the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The mortality and expense risk charge is charged on a daily basis and is equivalent to the following:

VARIABLE ACCOUNT        MORTALITY AND          MORTALITY AND
     VALUE           EXPENSE RISK CHARGE    EXPENSE RISK CHARGE
                     - YEARS 0 THROUGH 15   - YEARS 16 AND AFTER
--------------------------------------------------------------
Less than $25,000         0.60%                 0.60%

   $25,000 to             0.30%                 0.10%
    $249,999

$250,000 or more          0.10%                 0.10%


Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

These charges are all guaranteed. Nationwide may realize a profit from this charge.

FEDERAL INCOME TAX

No charge is assessed to policy owners for federal income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide, including employees of Nationwide and their families.

Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

     -    the number of insureds;

     -    the total premium expected to be paid;

     -    total assets under management for the policy owner;

     -    the nature of the relationship among individual insureds;

     -    the purpose for which the policies are being purchased;

     -    the expected persistency of individual policies; and

     - any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

     1)   the minimum partial surrender is $200;

     2) partial surrenders may not reduce the specified amount below the minimum issue amount ($100,000);

     3) the maximum amount of a partial surrender is the cash surrender value less the greater of $500 or three monthly deductions; and

     4) after the partial surrender, the policy continues to qualify as life insurance.

Nationwide reserves the right to limit the number of partial surrenders in each policy year.

When a partial surrender is made, the cash value is reduced by the amount of the partial surrender. Also, under death benefit Option 1, the specified amount is reduced by the amount of the partial surrender. The basic and supplemental specified amounts are reduced proportionally.

Partial surrenders will be first deducted from the values in the sub-accounts. Partial surrenders will be deducted from the fixed account when the amount requested exceeds the value available in the sub-accounts.

Nationwide reserves the right to deduct a fee for each partial surrender. The fee will not be more than the lesser of $25 or 2% of the amount of the partial surrender. Currently, Nationwide does not deduct this fee.

Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation period plus any net premium applied since the previous valuation period, minus any partial surrenders plus or minus any investment results, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While either insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner dies before both insureds, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases an insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives both insureds, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Any approved change will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the application for the change. Basic and supplemental coverage will change proportionally.

Nationwide reserves the right to limit the number of specified amount changes to one each policy year.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

1)   satisfactory evidence of insurability must be provided for both insureds;

2)   the increase must be for a minimum of $10,000; and

3)   age limits are the same as for a new issue.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any such decrease will reduce insurance in the following order:

1)   against insurance provided by the most recent increase;

2)   against the next most recent increases successively; and

3)   against insurance provided under the original application.

Nationwide will refuse a request for a decrease which would:

     1)   reduce the specified amount to less than the minimum issue amount;

     2)   disqualify the policy as a contract for life insurance; or

     3)   result in both:

          a)   a negative guideline single premium; and

          b) an aggregate guideline level premium that would be negative at any time prior to the maturity of the policy.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to a sub-account on the application are allocated to the NSAT Money Market Fund or the W&R Target Funds, Inc. - Money Market Portfolio during the period a policy owner can cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. At the expiration of this period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:

a)   is the sum of:

     1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

     2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).

b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Nationwide does not currently assess any charge for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. Nationwide reserves the right to assess a charge for such taxes if Nationwide determines that such taxes will be incurred.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3.0%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:

     - transfers between the fixed account and the variable account may not be made in the first policy year;

     - transfers between the fixed account and the variable account may be made once per policy year;

     -    transfers among sub-accounts may be made once per valuation period;

     - Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the cash value in the fixed account. Policy owners who have entered into Dollar Cost Averaging agreements with Nationwide may transfer under the terms of that agreement; and

     - Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of the cash value.

The policy owner's cash value in each sub-account will be determined as of the date Nationwide receives the transfer request in good order.

Transfer Requests

Nationwide will accept transfer requests in writing, over the telephone or via the internet. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

     - submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

     - submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

     -    10 days after receiving the policy;

     -    45 days after signing the application; or

     -    10 days after Nationwide delivers a Notice of Right to Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within 7 days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value, less any surrender charges. The cash value less surrender charge is determined as of the loan date. Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

LOAN INTEREST

The annual effective loan interest rate charged on policy loans is 3.9%.

On a current basis, cash value in the policy loan account is credited with an annual effective rate of 3% during policy years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent policy years. Nationwide may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the rate is guaranteed never to be lower than 3% during policy years 1 through 10 and 3.65% during the 11th and subsequent policy years.

Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law if it is determined that such loans will be treated, as a result of the difference between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers the more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. Earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a premium payment, rather than a loan repayment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While either insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the Fidelity VIP High Income Portfolio, NSAT Money Market Fund, and the W&R Target Funds, Inc. - Money Market Portfolio.

The minimum monthly transfer is $100. Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects premium and the specified amount, which consists of the basic coverage and the supplemental coverage, if any (see "Underwriting and Issuance").

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner chooses one of three death benefit options. For changes of death benefit options please refer to "Changes in the Death Benefit Option" later in this prospectus.

OPTION 1. The death benefit will be the greater of the specified amount or the applicable percentage of cash value (see below). Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance, and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations in Appendix B.

OPTION 2. The death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value. Under Option 2, the amount of the death benefit will vary directly with the investment performance.

OPTION 3. The death benefit will be the greater of (a) and (b) where:

     (a) is the specified amount plus the returnable accumulated premium amount, but not to exceed the maximal accumulated premium (identified at issue); and

     (b)  is the applicable percentage of cash value.

The returnable accumulated premium is equal to all premium payments accumulated to the date of the death of the last insured, less any partial surrenders and loans outstanding. The accumulations will be calculated based on the Option 3 interest rate which is identified at issue.

The term "applicable percentage" means the percentage shown in the "Applicable Percentage of Cash Value Table." The applicable percentage depends on whether the policy owner elected the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. The following tables illustrate applicable percentages:

  GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
 TABLE OF APPLICABLE PERCENTAGES OF CASH VALUE

  ATTAINED AGE OF    PERCENTAGE OF CASH
  YOUNGER INSURED           VALUE
-----------------------------------------
       0-40                 250%
         41                 243%
         42                 236%
         43                 229%
         44                 222%
         45                 215%
         46                 209%
         47                 203%
         48                 197%
         49                 191%
         50                 185%
         51                 178%
         52                 171%
         53                 164%
         54                 157%
         55                 150%
         56                 146%
         57                 142%
         58                 138%
         59                 134%
         60                 130%
         61                 128%
         62                 126%
         63                 124%
         64                 122%
         65                 120%
         66                 119%
         67                 118%
         68                 117%
         69                 116%
         70                 115%
         71                 113%
         72                 111%
         73                 109%
         74                 107%
         75                 105%
         76                 105%
         77                 105%
         78                 105%
         79                 105%
         80                 105%
         81                 105%
         82                 105%
         83                 105%
         84                 105%
         85                 105%
         86                 105%
         87                 105%
         88                 105%
         89                 105%
         90                 105%
         91                 104%
         92                 103%
         93                 102%
         94                 101%
         95                 101%
         96                 101%
         97                 101%
         98                 101%
         99                 101%
        100                 100%


CASH VALUE ACCUMULATION TEST

The Cash Value Accumulation Test also requires the death benefit to exceed an applicable percentage of the cash value. These applicable percentages are the net inverses of net single premiums based on an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Internal Revenue Code

Section 7702 for the Cash Value Accumulation Test. These premiums vary with the ages, sexes, and risk classifications of the insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55 and a female non-tobacco preferred issue age 55.

       POLICY          PERCENTAGE OF
        YEAR             CASH VALUE
----------------------------------------
         1                  302%
         2                  290%
         3                  279%
         4                  269%
         5                  259%
         6                  249%
         7                  240%
         8                  231%
         9                  223%
         10                 215%
         11                 207%
         12                 200%
         13                 193%
         14                 186%
         15                 180%
         16                 174%
         17                 169%
         18                 164%
         19                 159%
         20                 154%
         21                 150%
         22                 146%
         23                 142%
         24                 139%
         25                 136%
         26                 133%
         27                 130%
         28                 127%
         29                 125%
         30                 123%
         31                 121%
         32                 119%
         33                 118%
         34                 116%
         35                 115%
         36                 113%
         37                 112%
         38                 111%
         39                 110%
         40                 108%
         41                 107%
         42                 106%
         43                 104%
         44                 103%
         45                 102%


CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may change the death benefit option. If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Basic coverage and supplemental coverage will be decreased proportionally. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value. Basic coverage and supplemental coverage will be increased proportionally.

Evidence of insurability is not required for a change from Option 1 to Option 2. Nationwide reserves the right to require evidence of insurability for a change from Option 2 to Option 1.

Nationwide also permits changes from Option 3 to Option 1 or Option 3 to Option
2. Nationwide reserves the right to require evidence of insurability for such changes.

The effective date of the change will be the monthly anniversary date on or next following the date Nationwide approves the request for change. Only one change of option is permitted per policy year. A change in death benefit option will not be permitted if the change results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the policy as a life insurance contract.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the death of the last surviving insured will be the death benefit as described above, less any policy indebtedness, and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the lifetimes of both insureds for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the lifetimes of both insureds for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of either insured has been misstated, the affected benefits will be adjusted by the ratio of the last monthly cost of insurance deducted to the monthly cost of insurance that would have been deducted based on the true age and sex of each insured.

SUICIDE

If either insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness, and less any partial surrenders. If either insured dies by suicide, while sane or insane, within 2 years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

GRACE PERIOD WITHOUT DEATH BENEFIT GUARANTEES

If the surrender value on a monthly anniversary date is not sufficient to cover the current monthly deduction, and no death benefit guarantee is in effect, a grace period will be allowed for the payment of a premium of at least 4 times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period at the last known address stating the amount of premium required to keep the policy from lapsing.

The grace period will end 61 days after the later of the day Nationwide mails the notice or the monthly anniversary date when the surrender value was insufficient. If the required amount is not paid by the end of the grace period, this policy will terminate without value. Nationwide will pay the death proceeds if the death proceeds become payable during the grace period.

LIFETIME GUARANTEED POLICY CONTINUATION

The policy will not lapse if on each monthly anniversary date, (1) is greater than or equal to (2), where:

     1) is the sum of all premiums paid to date less any indebtedness and less any previous partial surrenders; and

     2) is the sum of the Lifetime Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The Lifetime Guaranteed Policy Continuation will be permanently lost when premium payments fall below those required premiums needed to maintain this benefit, unless sufficient premiums are paid within a 61 day grace period. Payment of enough premium to make (1) greater than or equal to (2) restores the benefit. Any increase or decrease in specified amount would increase or decrease the minimum guaranteed amount, respectively.

The Lifetime Guaranteed Policy Continuation premium is shown on the policy data page.

LIMITED GUARANTEED POLICY CONTINUATION

During the Limited Guaranteed Policy Continuation period, the policy will not lapse if on each monthly anniversary date (1) is greater than or equal to (2) where:

     1) is the sum of all premiums paid to date, less any indebtedness and less any previous partial surrenders; and

     2) is the sum of the Limited Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The sum of the Limited Policy Continuation Premiums (LPCP) will be calculated monthly.

Two different premium levels are used in the Limited Policy Continuation Guaranteed Period. These premiums are the Initial Policy Continuation Premium (applicable in years 1-3) and the Long-term Policy Continuation Premium (applicable in years 4 and after). At the beginning of each in the first three policy years, the sum of LPCP will increase 1/12 of the Initial Policy Continuation Premium. At the beginning of each month in the fourth or later policy years, the sum of LPCP will increase by 1/12 of the Long-term Policy Continuation Premium.

The cash surrender value will be calculated on a daily basis to determine if such value falls to $0 or below. The policy owner may pay premiums at any time to satisfy the terms of the provision. This means that the guarantee is not lost if on any policy month anniversary (1) is less than (2). The guarantee would not be in effect at that time, but could be reinstated if the policyowner paid sufficient premium so that (1) was greater than or equal to (2).

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy lapses. The policy owner may reinstate the policy provided both insureds are alive on the date of reinstatement by:

     1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

     2) providing evidence of insurability of both insureds satisfactory to Nationwide;

     3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period if the policy terminated in the fourth or later policy year;

     4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

     5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     1)   the cash value at the end of the grace period; or

     2) the surrender charge for the policy year in which the policy was reinstated.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation factors in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").

As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.

The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract,

Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from, a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2001, an estate of less than $675,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the last surviving insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF POLICY SPLIT OPTION RIDER

The Policy Split Option Rider permits a policy to be split into two other single life insurance contracts upon the occurrence of a divorce of the joint insureds or certain other changes in federal estate tax.

A policy split could have adverse tax consequences. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. Additionally, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before the policy owner exercises rights provided by the Policy Split Option Rider, it is important that a tax adviser be consulted regarding the possible consequences of a policy split.

DESCRIPTION OF CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The Cash Value Accumulation Test generally requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702(f)(2), does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premium under the policy will vary according to the age, sex and underwriting classification of the insureds.

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is sufficient death benefit in relation to the account value at all times. A table containing the applicable percentage of cash value can be found in the "How the Death Benefit Varies" section.

The Guideline Premium/Cash Value Corridor Test requires that the sum of the premiums paid into the policy does not at any time exceed the guideline premium limitation. Additionally, a minimum corridor of death benefit in relation to account value must be maintained.

Policy owners who elect this test are given the option of electing either an Option 1 or Option 2 death benefit. Please refer to "How the Death Benefit Varies" for a detailed explanation.

The policy owners must make the election of death benefit qualification tests on the application. Once elected, the death benefit qualification test cannot be changed for the duration of the policy. If no option is designated, the Guideline Premium/Cash Value Corridor Test with an Option 1 death benefit will be assumed by Nationwide to have been selected.

Regardless of which test is selected, Nationwide will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under
Section 101 of the Internal Revenue Code.

The policy owner elects either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test in the application. This election is irrevocable.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris (Norris) that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Ohio Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Ohio Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Ohio Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Ohio Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.

The general distributor Waddell & Reed, Inc. is not engaged in any litigation of any material nature.

EXPERTS

The financial statements of Nationwide have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributors, NISC and Waddell & Reed, Inc. NISC was organized as an Oklahoma corporation in 1974. NISC is a wholly owned subsidiary of Nationwide and a member of the NASD. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

NISC acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:

     -    Nationwide VLI Separate Account-2;
     -    Nationwide VLI Separate Account-3;
     -    Nationwide VLI Separate Account-4;
     -    Nationwide VLI Separate Account-5;
     -    Nationwide Multi-Flex Variable Account;
     -    Nationwide Variable Account;
     -    Nationwide Variable Account-II;
     -    Nationwide Variable Account-5;
     -    Nationwide Variable Account-6;
     -    Nationwide Variable Account-8;
     -    Nationwide Variable Account-9;
     -    Nationwide Variable Account-10;
     -    Nationwide VA Separate Account-A;
     -    Nationwide VA Separate Account-B;
     -    Nationwide VA Separate Account-C;
     -    Nationwide VL Separate Account-A;
     -    Nationwide VL Separate Account-B;
     -    Nationwide VL Separate Account-C; and
     -    Nationwide VL Separate Account-D.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.

No underwriting commissions have been paid by Nationwide to NISC.

        NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS


                                                                    POSITIONS AND OFFICES
      NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
-------------------------------------------------------------------------------------------------
  W.G. Jurgensen                                                 Chief Executive Officer and
  One Nationwide Plaza                                                     Director
  Columbus, OH 43215

  Joseph J. Gasper                                            Chairman of the Board and Director
  One Nationwide Plaza
  Columbus, OH 43215

  Richard A. Karas                                                Vice Chairman and Director
  One Nationwide Plaza
  Columbus, OH 43215

        NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS


                                                                     POSITIONS AND OFFICES
       NAME AND BUSINESS ADDRESS                                       WITH UNDERWRITER
-------------------------------------------------------------------------------------------------
   Duane C. Meek                                                           President
   One Nationwide Plaza
   Columbus, OH 43215

   Philip C. Gath                                                          Director
   One Nationwide Plaza
   Columbus, OH 43215

   Susan A. Wolken                                                         Director
   One Nationwide Plaza
   Columbus, OH 43215

   Robert A. Oakley                                   Executive Vice President - Chief Financial Officer
   One Nationwide Plaza
   Columbus, OH 43215

   Robert J. Woodward, Jr.                            Executive Vice President - Chief Investment Officer
   One Nationwide Plaza
   Columbus, OH 43215

   Mark R. Thresher                                           Senior Vice President and Treasurer
   One Nationwide Plaza
   Columbus, OH 43215

   Barbara J. Shane                                           Vice President - Compliance Officer
   Two Nationwide Plaza
   Columbus, OH 43215

   Alan A. Todryk                                                  Vice President - Taxation
   One Nationwide Plaza
   Columbus, OH 43215

   John F. Delaloye                                                   Assistant Secretary
   One Nationwide Plaza
   Columbus, OH 43215

   Glenn W. Soden                                            Associate Vice President and Secretary
   One Nationwide Plaza
   Columbus, OH 43215

   E. Gary Berndt                                                      Assistant Treasurer
   One Nationwide Plaza
   Columbus, OH 43215

   Carol L. Dove                                    Associate Vice President -Treasury Services and Assistant
   One Nationwide Plaza                                                     Treasurer
   Columbus, OH 43215

   Terry C. Smetzer                                                    Assistant Treasurer
   One Nationwide Plaza
   Columbus, OH 43215

Waddell & Reed, Inc. acts as general distributor for the following investment companies:

WADDELL & REED ADVISORS FUNDS
WADDELL & REED ADVISORS FUNDS, INC.*

-    Waddell & Reed Advisors Accumulative Fund
-    Waddell & Reed Advisors Bond Fund
-    Waddell & Reed Advisors Core Investment Fund
-    Waddell & Reed Advisors Science and Technology Fund
-    Waddell & Reed Advisors Asset Strategy Fund, Inc.
-    Waddell & Reed Advisors Cash Management, Inc.
-    Waddell & Reed Advisors Continental Income Fund, Inc.
-    Waddell & Reed Advisors Government Securities Fund, Inc.
-    Waddell & Reed Advisors Global Bond Fund, Inc.
-    Waddell & Reed Advisors High Income Fund II, Inc.
-    Waddell & Reed Advisors International Growth Fund, Inc.
-    Waddell & Reed Advisors Municipal Bond Fund, Inc.
-    Waddell & Reed Advisors Municipal High Income Fund, Inc.
-    Waddell & Reed Advisors New Concepts Fund, Inc.
-    Waddell & Reed Advisors Retirement Shares, Inc.
-    Waddell & Reed Advisors Small Cap Fund, Inc.
-    Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
-    Waddell & Reed Advisors Vanguard Fund, Inc.

W&R FUNDS, INC.*

-    Asset Strategy Fund
-    International Growth Fund
-    Large Cap Growth Fund
-    Mid Cap Growth Fund
-    Science and Technology Fund
-    Small Cap Growth Fund
-    High Income Fund
-    Money Market Fund
-    Limited-Term Fund
-    Municipal Bond Fund
-    Tax-Managed Equity Fund
-    Core Equity Fund

W&R TARGET FUNDS, INC.
-    Asset Strategy Portfolio
-    Balanced Portfolio
-    Bond Portfolio
-    Core Equity Portfolio
-    Growth Portfolio
-    High Income Portfolio
-    International Portfolio
-    Money Market Portfolio
-    Science and Technology Portfolio
-    Small Cap Portfolio
-    Value Portfolio
* Indicates series fund.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed,Inc. will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.

No underwriting commissions have been paid by Nationwide to Waddell & Reed, Inc..

                   WADDELL &REED, INC. DIRECTORS AND OFFICERS


                                                                     POSITIONS AND OFFICES
      NAME AND BUSINESS ADDRESS                                         WITH UNDERWRITER
-------------------------------------------------------------------------------------------------------------------
  Keith A. Tucker                                               Director, Chairman of the Board
  6300 Lamar Ave.
  Overland Park, KS 66202

  Robert L. Hechler                                      Director, President, Chief Executive Officer,
  6300 Lamar Ave.                                          Principal Financial Officer and Treasurer
  Overland Park, KS 66202

  Henry J. Hermann                                                          Director
  6300 Lamar Ave.
  Overland Park, KS 66202

  Robert J. Williams                                              Executive Vice President and
  6300 Lamar Ave.                                                    National Sales Manager
  Overland Park, KS 66202

  Thomas W. Butch                                                 Executive Vice President and
  6300 Lamar Ave.                                                   Chief Marketing Officer
  Overland Park, KS 66202

  Daniel C. Schulte                                           Senior Vice President, Secretary and
  6300 Lamar Ave.                                                     Chief Legal Officer
  Overland Park, KS 66202


ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms. Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

     -    Nationwide Variable Account;
     -    Nationwide Variable Account-II;
     -    Nationwide Variable Account-3;
     -    Nationwide Variable Account-4;
     -    Nationwide Variable Account-5;
     -    Nationwide Variable Account-6;
     -    Nationwide Fidelity Advisor Variable Account;
     -    Nationwide Variable Account-8;
     -    Nationwide Variable Account-9;
     -    Nationwide Variable Account-10;
     -    MFS Variable Account; o Nationwide Multi-Flex Variable Account;
     -    Nationwide VLI Separate Account;
     -    Nationwide VLI Separate Account-2;
     -    Nationwide VLI Separate Account-3;
     -    Nationwide VLI Separate Account-4; and
     -    Nationwide VLI Separate Account-5.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers. Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Gasper and Woodward are also trustees of one or more of the registered investment companies distributed by Nationwide Investment Services Corporation, a registered broker-dealer affiliated with the Nationwide group of companies.

                             DIRECTORS OF NATIONWIDE



      DIRECTORS OF THE DEPOSITOR NAME AND     POSITIONS AND OFFICES
         PRINCIPAL BUSINESS ADDRESS               WITH DEPOSITOR                 PRINCIPAL OCCUPATION
    ------------------------------------------------------------------------------------------------------------------
    Lewis J. Alphin                                Director           Farm Owner and Operator, Bell Farms (1)
    519 Bethel Church Road
    Mount Olive, NC 28365-6107

    A. I. Bell                                     Director           Farm Owner and Operator (1)
    4121 North River Road West
    Zanesville, OH 43701

    Yvonne M. Curl                                 Director           Vice President, Chief Marketing Officer
    Avaya Inc.                                                        Avaya Inc.(2)
    Room 3C322
    211 Mt. Airy Road
    Basing Ridge, NJ 07920

    Kenneth D. Davis                               Director           Farm Owner and Operator (1)
    7229 Woodmansee Road
    Leesburg, OH 45135

    Keith W. Eckel                                 Director           Partner, Fred W. Eckel Sons; President, Eckel
    1647 Falls Road                                                   Farms, Inc. (1)
    Clarks Summit, PA 18411

    Willard J. Engel                               Director           Retired General Manager, Lyon County Co-operative
    301 East Marshall Street                                          Oil Company (1)
    Marshall, MN 56258

    Fred C. Finney                                 Director           Owner and Operator, Moreland Fruit Farm;
    1558 West Moreland Road                                           Operator, Melrose Orchard (1)
    Wooster, OH 44691

    Joseph J. Gasper                      President and Chief         President and Chief Operating Officer, Nationwide
    One Nationwide Plaza                  Operating Officer and       Life Insurance Company and Nationwide Life and
    Columbus, OH 43215                    Director                    Annuity Insurance Company (1)

    W.G. Jurgensen                        Chief Executive Officer     Chairman and Chief Executive Officer (3)
    One Nationwide Plaza                  and Director
    Columbus, OH 43215

    David O. Miller                       Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
    115 Sprague Drive                     Director                    Enterprises (1)
    Hebron, OH 43025

    Ralph M. Paige                                 Director           Executive Director Federation of Southern
    Federation of Southern                                            Cooperatives/Land Assistance Fund (1)
    Cooperatives/Land Assistance Fund
    2769 Church Street
    East Point, GA 30344


    James F. Patterson                             Director           Vice President, Pattersons, Inc.; President,
    8765 Mulberry Road                                                Patterson Farms, Inc. (1)
    Chesterland, OH 44026

    Arden L. Shisler                               Director           President and Chief Executive Officer, K&B
    1356 North Wenger Road                                            Transport, Inc. (1)
    Dalton, OH 44618

    Robert L. Stewart                              Director           Owner and Operator Sunnydale Farms and Mining (1)
    88740 Fairview Road
    Jewett, OH 43986

     (1)  Principal occupation for last 5 years.

     (2) Prior to assuming this current position, Ms. Curl held other executive management positions with the Xerox Corporation.

     (3) Prior to assuming this current position, Mr. Jurgensen was Executive Vice President of Bank One Corporation. Prior to that, Mr. Jurgensen was Executive Vice President of First Chicago NBD.

     Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Mr. Gasper is a director of NISC, a registered broker-dealer.

     Messrs. Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies.

                        EXECUTIVE OFFICERS OF NATIONWIDE


     OFFICERS OF THE DEPOSITOR                                            OFFICES OF THE DEPOSITOR
     NAME AND PRINCIPAL BUSINESS ADDRESS
     ------------------------------------------------------------------------------------------------------------------
     Richard D. Headley                               Executive Vice President
     One Nationwide Plaza
     Columbus, OH 43215

     Michael S. Helfer                                Executive Vice President -Corporate Strategy
     One Nationwide Plaza
     Columbus, OH 43215

     Donna A. James                                   Executive Vice President - Chief Administrative Officer
     One Nationwide Plaza
     Columbus, OH 43215

     Robert A. Oakley                                 Executive Vice President - Chief Financial Officer and Treasurer
     One Nationwide Plaza
     Columbus, OH 43215

     Robert J. Woodward, Jr.                          Executive Vice President - Chief Investment Officer
     One Nationwide Plaza
     Columbus, OH 43215

     John R. Cook, Jr.                                Senior Vice President - Chief Communications Officer
     One Nationwide Plaza
     Columbus, OH 43215

     Thomas L. Crumrine                               Senior Vice President
     One Nationwide Plaza
     Columbus, OH 43215

     David A. Diamond                                 Senior Vice President - Corporate Strategy
     One Nationwide Plaza
     Columbus, OH 43215

     Philip C. Gath                                   Senior Vice President - Chief Actuary - Nationwide Financial
     One Nationwide Plaza
     Columbus, OH 43215

                        EXECUTIVE OFFICERS OF NATIONWIDE


     OFFICERS OF THE DEPOSITOR                                            OFFICES OF THE DEPOSITOR
     NAME AND PRINCIPAL BUSINESS ADDRESS
     ------------------------------------------------------------------------------------------------------------------
     Patricia R. Hatler                               Senior Vice President, General Counsel and Secretary
     One Nationwide Plaza
     Columbus, OH 43215

     David K. Hollingsworth                           Senior Vice President - Business Development and Sponsor
     One Nationwide Plaza                             Relations
     Columbus, OH 43215

     David R. Jahn                                    Senior Vice President - Product Management
     One Nationwide Plaza
     Columbus, OH 43215

     Richard A. Karas                                 Senior Vice President - Sales - Financial Services
     One Nationwide Plaza
     Columbus, OH 43215

     Gregory S. Lashutka                              Senior Vice President - Corporate Relations
     One Nationwide Plaza
     Columbus, OH 43215

     Edwin P. McCausland, Jr.                         Senior Vice President - Fixed Income Securities
     One Nationwide Plaza
     Columbus, OH 43215

     Mark D. Phelan                                   Senior Vice President - Technology and Operations
     One Nationwide Plaza
     Columbus, OH 43215

     Douglas C. Robinette                             Senior Vice President - Claims
     One Nationwide Plaza
     Columbus, OH 43215

     Mark R. Thresher                                 Senior Vice President - Finance - Nationwide Financial
     One Nationwide Plaza
     Columbus, OH 43215

     Richard M. Waggoner                              Senior Vice President - Operations
     One Nationwide Plaza
     Columbus, OH 43215

     Susan A. Wolken                                  Senior Vice President - Product Management and Nationwide
     One Nationwide Plaza                             Financial Marketing
     Columbus, OH 43215

W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years, Mr. Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. Mr. Jurgensen's final post was Executive Vice President - Corporate Banking.

JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 34 years.

LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

YVONNE M. CURL has been a Director of Nationwide since April 1998. Ms. Curl is Vice President - Chief Marketing Officer for Avaya Inc. located in Basking Ridge, NJ. Prior to joining Avaya Inc. in November 2000, she was employed by the Xerox Corporation. She joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president - field operations; executive assistant to the chairman and CEO; and as corporate vice president serving as senior vice president and general manager, public sector worldwide/global solutions group.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 3 years.

THOMAS L. CRUMRINE has been Senior Vice President of Nationwide since September 1997. Previously he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time, he was Senior Vice President - Claims from April 1995 to March 1996, Vice President - Claims from 1993 to March 1996, Vice President - Agency Sales from 1991 to 1993 and Vice President - Agency Services from 1989 to 1991. Prior to 1991, Mr. Crumrine held several other positions within Nationwide.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.

DAVID A. DIAMOND has been Senior Vice President - Corporate Controller since December 11, 2000. Previously, Mr. Diamond was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President - Controller from October 1993 to August 1999. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 12 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.

PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 32 years.

PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General

Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.

MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's Chairman and Chief Executive Officer from 1995 to 1998.

DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since April 2000. Previously, he was Senior Vice President - Multi Channel and Sponsor relations from August 1999 until April 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, Mr. Hollingsworth held numerous positions within Nationwide. Mr. Hollingsworth has been with Nationwide for 26 years.

DAVID R. JAHN has been Senior Vice President - Product Management since November 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to November 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within Nationwide. Mr. Jahn has been with Nationwide for 29 years.

DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously, she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996, she was Associate Vice President
- Assistant to the CEO of Nationwide. Previously, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 19 years.

RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992, Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 3 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 36 years.

GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer and Treasurer since December 2000. Previously, Mr. Oakley was Executive Vice President - Chief Financial Officer from April 1995 to December 2000. Prior to that, Mr. Oakley was Senior Vice President - Chief Financial Officer from October

1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 25 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.

MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Previously, he was Senior Vice President - Technology Services from 1998 to December 2000. His previous management experience includes five years (1977 - 1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as Director of AT&T's Consumer Communications Services Group and he was subsequently promoted to Sales Vice President for the Eastern Region of the Business Communications Services Division. In 1992, he became Executive Vice President - Sales and Marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.

DOUGLAS C. ROBINETTE has been Senior Vice President - Claims since November 2000. Previously he was Senior Vice President - Claims and Financial Services from 1999 to November 2000. Prior to that time, Mr. Robinette was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau, and a member of the Nationwide group until 1998, from September 1996 to May 1998. Prior to that time, he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995, Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994, he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with Nationwide for 14 years.

ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.

RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 24 years.

SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President -

Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 26 years.

ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 36 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     VIP GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

          - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

          - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C-by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     VIP OVERSEAS PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Villanova Mutual Fund Capital Trust ("VMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     CAPITAL APPRECIATION FUND
     Investment Objective: Long-term capital appreciation.

     DREYFUS NSAT MID CAP INDEX FUND (FORMERLY, NATIONWIDE MID CAP INDEX FUND) (FORMERLY, NATIONWIDE SELECT ADVISERS MID CAP FUND)
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the Fund generally is fully invested in all 400 stocks included in this index in proportion to their weighting in the index, and in futures whose performance is tied to the index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

     MONEY MARKET FUND
     Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

     NATIONWIDE SMALL CAP VALUE FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a medial market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

     NATIONWIDE SMALL COMPANY FUND
     Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
     Investment Objective: Long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.

     STRONG NSAT MID CAP GROWTH FUND (FORMERLY, NATIONWIDE STRATEGIC GROWTH
     FUND)
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Capital growth by focusing on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. The Fund invests primarily in stocks of medium sized companies but its portfolio can include stocks of companies of any size.

     TOTAL RETURN FUND
     Investment Objective: Reasonable, long-term total return on invested capital.

ONE GROUP(R) INVESTMENT TRUST
One Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. One Group Investment Trust offers shares in the separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold to life insurance companies to fund variable annuity contracts and variable life insurance policies. The assets of One Group Investment Trust are managed by Banc One Investment Advisors Corporation.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (FORMERLY ASSET ALLOCATION
     FUND)
     Investment Objective: The Portfolio seeks to provide total return while preserving capital.

     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
     Investment Objective: The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
     Investment Objective: The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

     ONE GROUP INVESTMENT TRUST  EQUITY INDEX PORTFOLIO
     Investment Objective: The Portfolio seeks investment results that correspond to the aggregated price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")*.

     *"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
     Investment Objective: The Portfolio seeks a high level of current income with liquidity and safety of principal.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (FORMERLY LARGE COMPANY GROWTH FUND)
     Investment Objective: The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (FORMERLY GROWTH OPPORTUNITIES FUND)
     Investment Objective: The Portfolio seeks growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
     Investment Objective: The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

W&R TARGET FUNDS, INC.
The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

     ASSET STRATEGY PORTFOLIO
     Investment Objective: The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

     BALANCED PORTFOLIO
     Investment Objective: The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

     BOND PORTFOLIO
     Investment Objective: The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

     CORE EQUITY PORTFOLIO
     Investment Objective: The Core Equity Portfolio seeks capital growth and income. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.

     GROWTH PORTFOLIO
     Investment Objective: The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, of U.S. and foreign companies.

     HIGH INCOME PORTFOLIO
     Investment Objective: The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

     INTERNATIONAL PORTFOLIO
     Investment Objective: The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

     LIMITED-TERM BOND PORTFOLIO
     Investment Objective: The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

     MONEY MARKET PORTFOLIO
     Investment Objective: The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve it goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     Investment Objective: The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goals by concentrating its investments primarily science and technology equity securities of U.S. and foreign companies.

     SMALL CAP PORTFOLIO
     Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

     VALUE PORTFOLIO
     Investment Objective: The Value Portfolio seeks long-term capital appreciation of capital by investing, during normal market conditions, primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR WADDELL & REED SURVIVORSHIP LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different.

For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 1.00%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and

12% correspond to net investment experience at constant annual rates of -1.00%, 5.00% and 11.00%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.

The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first 9 years.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
          MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO
                             PREFERRED, ISSUE AGE 55

                             OPTION 1 CURRENT VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1       12,758       8,452           0   1,000,000     9,040           0   1,000,000       9,630           0   1,000,000
    2       26,153      16,712       6,826   1,000,000    18,411       8,526   1,000,000      20,183      10,298   1,000,000
    3       40,218      24,704      15,807   1,000,000    28,054      19,157   1,000,000      31,688      22,791   1,000,000
    4       54,986      35,167      27,258   1,000,000    40,801      32,893   1,000,000      47,147      39,239   1,000,000
    5       70,493      45,294      38,374   1,000,000    53,935      47,016   1,000,000      64,032      57,112   1,000,000
    6       86,775      55,051      49,119   1,000,000    67,436      61,504   1,000,000      82,457      76,525   1,000,000
    7      103,872      64,390      59,447   1,000,000    81,270      76,327   1,000,000     102,537      97,594   1,000,000
    8      121,823      73,248      69,293   1,000,000    95,386      91,432   1,000,000     124,388     120,434   1,000,000
    9      140,671      81,542      78,576   1,000,000   109,716     106,751   1,000,000     148,126     145,160   1,000,000
   10      160,462      89,181      89,181   1,000,000   124,180     124,180   1,000,000     173,875     173,875   1,000,000
   11      181,243      96,813      96,813   1,000,000   139,434     139,434   1,000,000     202,511     202,511   1,000,000
   12      203,063     104,317     104,317   1,000,000   155,392     155,392   1,000,000     234,215     234,215   1,000,000
   13      225,973     111,694     111,694   1,000,000   172,088     172,088   1,000,000     269,338     269,338   1,000,000
   14      250,030     118,946     118,946   1,000,000   189,561     189,561   1,000,000     308,320     308,320   1,000,000
   15      275,289     126,073     126,073   1,000,000   207,851     207,851   1,000,000     351,593     351,593   1,000,000
   16      301,810     133,076     133,076   1,000,000   226,998     226,998   1,000,000     399,642     399,642   1,000,000
   17      329,658     139,956     139,956   1,000,000   247,047     247,047   1,000,000     453,002     453,002   1,000,000
   18      358,899     146,715     146,715   1,000,000   268,072     268,072   1,000,000     512,274     512,274   1,000,000
   19      389,601     153,354     153,354   1,000,000   290,141     290,141   1,000,000     578,122     578,122   1,000,000
   20      421,839     159,872     159,872   1,000,000   313,309     313,309   1,000,000     651,291     651,291   1,000,000
   21      455,688     166,331     166,331   1,000,000   337,698     337,698   1,000,000     732,671     732,671   1,000,000
   22      491,230     172,253     172,253   1,000,000   362,975     362,975   1,000,000     823,008     823,008   1,000,000
   23      528,549     177,248     177,248   1,000,000   388,903     388,903   1,000,000     923,353     923,353   1,000,000
   24      567,734     181,135     181,135   1,000,000   415,425     415,425   1,000,000   1,034,856   1,034,856   1,086,598
   25      608,878     183,702     183,702   1,000,000   442,480     442,480   1,000,000   1,158,264   1,158,264   1,216,177
   26      652,080     184,699     184,699   1,000,000   470,006     470,006   1,000,000   1,294,795   1,294,795   1,359,535
   27      697,441     183,840     183,840   1,000,000   497,950     497,950   1,000,000   1,445,804   1,445,804   1,518,094
   28      745,071     180,796     180,796   1,000,000   526,266     526,266   1,000,000   1,612,772   1,612,772   1,693,410
   29      795,082     175,171     175,171   1,000,000   554,921     554,921   1,000,000   1,797,317   1,797,317   1,887,183
   30      847,594     166,489     166,489   1,000,000   583,897     583,897   1,000,000   2,001,203   2,001,203   2,101,264

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2)  CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
          MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO
                             PREFERRED, ISSUE AGE 55

                           OPTION 1 GUARANTEED VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1        12,758       7,857           0   1,000,000     8,426           0   1,000,000       8,997           0    1,000,000
    2        26,153      15,531       5,645   1,000,000    17,156       7,270   1,000,000      18,852       8,967    1,000,000
    3        40,218      22,943      14,046   1,000,000    26,125      17,228   1,000,000      29,582      20,684    1,000,000
    4        54,986      33,427      25,519   1,000,000    38,782      30,873   1,000,000      44,817      36,909    1,000,000
    5        70,493      43,576      36,656   1,000,000    51,821      44,901   1,000,000      61,455      54,535    1,000,000
    6        86,775      53,353      47,422   1,000,000    65,221      59,289   1,000,000      79,604      73,673    1,000,000
    7       103,872      62,712      57,769   1,000,000    78,949      74,006   1,000,000      99,379      94,436    1,000,000
    8       121,823      71,588      67,634   1,000,000    92,954      88,999   1,000,000     120,891     116,937    1,000,000
    9       140,671      79,900      76,935   1,000,000   107,166     104,200   1,000,000     144,250     141,285    1,000,000
   10       160,462      87,556      87,556   1,000,000   121,503     121,503   1,000,000     169,578     169,578    1,000,000
   11       181,243      94,455      94,455   1,000,000   135,875     135,875   1,000,000     197,010     197,010    1,000,000
   12       203,063     100,490     100,490   1,000,000   150,184     150,184   1,000,000     226,705     226,705    1,000,000
   13       225,973     105,549     105,549   1,000,000   164,327     164,327   1,000,000     258,855     258,855    1,000,000
   14       250,030     109,502     109,502   1,000,000   178,184     178,184   1,000,000     293,737     293,737    1,000,000
   15       275,289     112,176     112,176   1,000,000   191,594     191,594   1,000,000     331,607     331,607    1,000,000
   16       301,810     113,336     113,336   1,000,000   204,341     204,341   1,000,000     372,737     372,737    1,000,000
   17       329,658     112,665     112,665   1,000,000   216,132     216,132   1,000,000     417,425     417,425    1,000,000
   18       358,899     109,735     109,735   1,000,000   226,575     226,575   1,000,000     466,014     466,014    1,000,000
   19       389,601     104,026     104,026   1,000,000   235,198     235,198   1,000,000     518,948     518,948    1,000,000
   20       421,839      94,943      94,943   1,000,000   241,459     241,459   1,000,000     576,841     576,841    1,000,000
   21       455,688      81,875      81,875   1,000,000   244,818     244,818   1,000,000     640,610     640,610    1,000,000
   22       491,230      64,017      64,017   1,000,000   244,543     244,543   1,000,000     711,373     711,373    1,000,000
   23       528,549      40,501      40,501   1,000,000   239,845     239,845   1,000,000     790,715     790,715    1,000,000
   24       567,734      10,258      10,258   1,000,000   229,742     229,742   1,000,000     880,750     880,750    1,000,000
   25       608,878         (*)         (*)         (*)   212,922     212,922   1,000,000     984,106     984,106    1,033,312
   26       652,080         (*)         (*)         (*)   187,563     187,563   1,000,000   1,099,177   1,099,177    1,154,135
   27       697,441         (*)         (*)         (*)   151,148     151,148   1,000,000   1,225,694   1,225,694    1,286,979
   28       745,071         (*)         (*)         (*)   100,179     100,179   1,000,000   1,364,615   1,364,615    1,432,846
   29       795,082         (*)         (*)         (*)    29,921      29,921   1,000,000   1,516,937   1,516,937    1,592,784
   30       847,594         (*)         (*)         (*)       (*)         (*)         (*)   1,683,699   1,683,699    1,767,884

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2)  CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
   MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                             OPTION 2 CURRENT VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1       14,700      10,181           0   1,010,181    10,873         548    1,010,873      11,567       1,242   1,011,567
    2       30,135      20,140       9,815   1,020,140    22,153      11,828    1,022,153      24,252      13,927   1,024,252
    3       46,342      29,815      20,522   1,029,815    33,799      24,507    1,033,799      38,118      28,826   1,038,118
    4       63,359      41,929      33,669   1,041,929    48,631      40,371    1,048,631      56,176      47,916   1,056,176
    5       81,227      53,671      46,444   1,053,671    63,929      56,701    1,063,929      75,911      68,684   1,075,911
    6       99,988      65,001      58,806   1,065,001    79,664      73,469    1,079,664      97,451      91,256   1,097,451
    7      119,688      75,862      70,699   1,075,862    95,797      90,635    1,095,797     120,923     115,761   1,120,923
    8      140,372      86,179      82,049   1,086,179   112,261     108,131    1,112,261     146,445     142,315   1,146,445
    9      162,090      95,858      92,761   1,095,858   128,966     125,869    1,128,966     174,122     171,025   1,174,122
   10      184,895     104,790     104,790   1,104,790   145,804     145,804    1,145,804     204,061     204,061   1,204,061
   11      208,840     113,689     113,689   1,113,689   163,509     163,509    1,163,509     237,255     237,255   1,237,255
   12      233,982     122,415     122,415   1,122,415   181,977     181,977    1,181,977     273,916     273,916   1,273,916
   13      260,381     130,970     130,970   1,130,970   201,239     201,239    1,201,239     314,466     314,466   1,314,466
   14      288,100     139,356     139,356   1,139,356   221,333     221,333    1,221,333     359,325     359,325   1,359,325
   15      317,205     147,572     147,572   1,147,572   242,296     242,296    1,242,296     408,954     408,954   1,408,954
   16      347,765     155,619     155,619   1,155,619   264,185     264,185    1,264,185     463,866     463,866   1,463,866
   17      379,853     163,500     163,500   1,163,500   287,069     287,069    1,287,069     524,631     524,631   1,524,631
   18      413,546     171,214     171,214   1,171,214   310,995     310,995    1,310,995     591,877     591,877   1,591,877
   19      448,923     178,763     178,763   1,178,763   336,011     336,011    1,336,011     666,303     666,303   1,666,303
   20      486,070     186,146     186,146   1,186,146   362,171     362,171    1,362,171     748,680     748,680   1,748,680
   21      525,073     193,426     193,426   1,193,426   389,588     389,588    1,389,588     839,927     839,927   1,839,927
   22      566,027     200,034     200,034   1,200,034   417,736     417,736    1,417,736     940,397     940,397   1,940,397
   23      609,028     205,492     205,492   1,205,492   446,149     446,149    1,446,149   1,050,563   1,050,563   2,050,563
   24      654,179     209,569     209,569   1,209,569   474,584     474,584    1,474,584   1,171,211   1,171,211   2,171,211
   25      701,588     212,003     212,003   1,212,003   502,753     502,753    1,502,753   1,303,171   1,303,171   2,303,171
   26      751,368     212,488     212,488   1,212,488   530,308     530,308    1,530,308   1,447,317   1,447,317   2,447,317
   27      803,636     210,690     210,690   1,210,690   556,844     556,844    1,556,844   1,604,577   1,604,577   2,604,577
   28      858,518     206,234     206,234   1,206,234   581,897     581,897    1,581,897   1,775,937   1,775,937   2,775,937
   29      916,144     198,702     198,702   1,198,702   604,926     604,926    1,604,926   1,962,433   1,962,433   2,962,433
   30      976,651     187,615     187,615   1,187,615   625,299     625,299    1,625,299   2,165,148   2,165,148   3,165,148


(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
   MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                           OPTION 2 GUARANTEED VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
     1     14,700       9,586           0   1,009,586    10,259           0     1,010,259      10,934         609    1,010,934
     2     30,135      18,959       8,634   1,018,959    20,898      10,573     1,020,898      22,921      12,596    1,022,921
     3     46,342      28,053      18,761   1,028,053    31,871      22,578     1,031,871      36,013      26,720    1,036,013
     4     63,359      40,190      31,930   1,040,190    46,613      38,353     1,046,613      53,848      45,588    1,053,848
     5     81,227      51,955      44,727   1,051,955    61,817      54,590     1,061,817      73,338      66,110    1,073,338
     6     99,988      63,306      57,111   1,063,306    77,455      71,260     1,077,455      94,606      88,411    1,094,606
     7    119,688      74,189      69,026   1,074,189    93,485      88,323     1,093,485     117,778     112,615    1,117,778
     8    140,372      84,528      80,398   1,084,528   109,842     105,712     1,109,842     142,967     138,837    1,142,967
     9    162,090      94,228      91,131   1,094,228   126,435     123,338     1,126,435     170,277     167,180    1,170,277
    10    184,895     103,181     103,181   1,103,181   143,155     143,155     1,143,155     199,809     199,809    1,199,809
    11    208,840     111,267     111,267   1,111,267   159,874     159,874     1,159,874     231,660     231,660    1,231,660
    12    233,982     118,358     118,358   1,118,358   176,448     176,448     1,176,448     265,937     265,937    1,265,937
    13    260,381     124,321     124,321   1,124,321   192,722     192,722     1,192,722     302,805     302,805    1,302,805
    14    288,100     129,005     129,005   1,129,005   208,509     208,509     1,208,509     342,366     342,366    1,342,366
    15    317,205     132,213     132,213   1,132,213   223,566     223,566     1,223,566     384,685     384,685    1,384,685
    16    347,765     133,682     133,682   1,133,682   237,570     237,570     1,237,570     429,759     429,759    1,429,759
    17    379,853     133,066     133,066   1,133,066   250,091     250,091     1,250,091     477,491     477,491    1,477,491
    18    413,546     129,912     129,912   1,129,912   260,588     260,588     1,260,588     527,659     527,659    1,527,659
    19    448,923     123,691     123,691   1,123,691   268,384     268,384     1,268,384     579,926     579,926    1,579,926
    20    486,070     113,834     113,834   1,113,834   272,718     272,718     1,272,718     633,872     633,872    1,633,872
    21    525,073      99,821      99,821   1,099,821   272,839     272,839     1,272,839     689,074     689,074    1,689,074
    22    566,027      81,024      81,024   1,081,024   267,836     267,836     1,267,836     744,940     744,940    1,744,940
    23    609,028      56,873      56,873   1,056,873   256,810     256,810     1,256,810     800,871     800,871    1,800,871
    24    654,179      26,749      26,749   1,026,749   238,762     238,762     1,238,762     856,142     856,142    1,856,142
    25    701,588         (*)         (*)         (*)   212,505     212,505     1,212,505     909,783     909,783    1,909,783
    26    751,368         (*)         (*)         (*)   176,565     176,565     1,176,565     960,474     960,474    1,960,474
    27    803,636         (*)         (*)         (*)   129,136     129,136     1,129,136   1,006,498   1,006,498    2,006,498
    28    858,518         (*)         (*)         (*)    68,076      68,076     1,068,076   1,045,689   1,045,689    2,045,689
    29    916,144         (*)         (*)         (*)       (*)         (*)           (*)   1,075,586   1,075,586    2,075,586
    30    976,651         (*)         (*)         (*)       (*)         (*)           (*)   1,093,536   1,093,536    2,093,536

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR ONE GROUP SURVIVORSHIP LIFE INSURANCE POLICIES

The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different.

For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 1.00%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and

12% correspond to net investment experience at constant annual rates of -1.00%, 5.00% and 11.00%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.

The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first 9 years.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
          MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO
                             PREFERRED, ISSUE AGE 55

                             OPTION 1 CURRENT VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1     12,758       8,452           0   1,000,000     9,040           0      1,000,000       9,630           0   1,000,000
    2     26,153      16,712       6,826   1,000,000    18,411       8,526      1,000,000      20,183      10,298   1,000,000
    3     40,218      24,704      15,807   1,000,000    28,054      19,157      1,000,000      31,688      22,791   1,000,000
    4     54,986      35,167      27,258   1,000,000    40,801      32,893      1,000,000      47,147      39,239   1,000,000
    5     70,493      45,294      38,374   1,000,000    53,935      47,016      1,000,000      64,032      57,112   1,000,000
    6     86,775      55,051      49,119   1,000,000    67,436      61,504      1,000,000      82,457      76,525   1,000,000
    7    103,872      64,390      59,447   1,000,000    81,270      76,327      1,000,000     102,537      97,594   1,000,000
    8    121,823      73,248      69,293   1,000,000    95,386      91,432      1,000,000     124,388     120,434   1,000,000
    9    140,671      81,542      78,576   1,000,000   109,716     106,751      1,000,000     148,126     145,160   1,000,000
   10    160,462      89,181      89,181   1,000,000   124,180     124,180      1,000,000     173,875     173,875   1,000,000
   11    181,243      96,813      96,813   1,000,000   139,434     139,434      1,000,000     202,511     202,511   1,000,000
   12    203,063     104,317     104,317   1,000,000   155,392     155,392      1,000,000     234,215     234,215   1,000,000
   13    225,973     111,694     111,694   1,000,000   172,088     172,088      1,000,000     269,338     269,338   1,000,000
   14    250,030     118,946     118,946   1,000,000   189,561     189,561      1,000,000     308,320     308,320   1,000,000
   15    275,289     126,073     126,073   1,000,000   207,851     207,851      1,000,000     351,593     351,593   1,000,000
   16    301,810     133,076     133,076   1,000,000   226,998     226,998      1,000,000     399,642     399,642   1,000,000
   17    329,658     139,956     139,956   1,000,000   247,047     247,047      1,000,000     453,002     453,002   1,000,000
   18    358,899     146,715     146,715   1,000,000   268,072     268,072      1,000,000     512,274     512,274   1,000,000
   19    389,601     153,354     153,354   1,000,000   290,141     290,141      1,000,000     578,122     578,122   1,000,000
   20    421,839     159,872     159,872   1,000,000   313,309     313,309      1,000,000     651,291     651,291   1,000,000
   21    455,688     166,331     166,331   1,000,000   337,698     337,698      1,000,000     732,671     732,671   1,000,000
   22    491,230     172,253     172,253   1,000,000   362,975     362,975      1,000,000     823,008     823,008   1,000,000
   23    528,549     177,248     177,248   1,000,000   388,903     388,903      1,000,000     923,353     923,353   1,000,000
   24    567,734     181,135     181,135   1,000,000   415,425     415,425      1,000,000   1,034,856   1,034,856   1,086,598
   25    608,878     183,702     183,702   1,000,000   442,480     442,480      1,000,000   1,158,264   1,158,264   1,216,177
   26    652,080     184,699     184,699   1,000,000   470,006     470,006      1,000,000   1,294,795   1,294,795   1,359,535
   27    697,441     183,840     183,840   1,000,000   497,950     497,950      1,000,000   1,445,804   1,445,804   1,518,094
   28    745,071     180,796     180,796   1,000,000   526,266     526,266      1,000,000   1,612,772   1,612,772   1,693,410
   29    795,082     175,171     175,171   1,000,000   554,921     554,921      1,000,000   1,797,317   1,797,317   1,887,183
   30    847,594     166,489     166,489   1,000,000   583,897     583,897      1,000,000   2,001,203   2,001,203   2,101,264

(4)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(5)  CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(6) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
          MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO
                             PREFERRED, ISSUE AGE 55

                           OPTION 1 GUARANTEED VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1     12,758       7,857           0      1,000,000     8,426           0   1,000,000       8,997           0    1,000,000
    2     26,153      15,531       5,645      1,000,000    17,156       7,270   1,000,000      18,852       8,967    1,000,000
    3     40,218      22,943      14,046      1,000,000    26,125      17,228   1,000,000      29,582      20,684    1,000,000
    4     54,986      33,427      25,519      1,000,000    38,782      30,873   1,000,000      44,817      36,909    1,000,000
    5     70,493      43,576      36,656      1,000,000    51,821      44,901   1,000,000      61,455      54,535    1,000,000
    6     86,775      53,353      47,422      1,000,000    65,221      59,289   1,000,000      79,604      73,673    1,000,000
    7    103,872      62,712      57,769      1,000,000    78,949      74,006   1,000,000      99,379      94,436    1,000,000
    8    121,823      71,588      67,634      1,000,000    92,954      88,999   1,000,000     120,891     116,937    1,000,000
    9    140,671      79,900      76,935      1,000,000   107,166     104,200   1,000,000     144,250     141,285    1,000,000
   10    160,462      87,556      87,556      1,000,000   121,503     121,503   1,000,000     169,578     169,578    1,000,000
   11    181,243      94,455      94,455      1,000,000   135,875     135,875   1,000,000     197,010     197,010    1,000,000
   12    203,063     100,490     100,490      1,000,000   150,184     150,184   1,000,000     226,705     226,705    1,000,000
   13    225,973     105,549     105,549      1,000,000   164,327     164,327   1,000,000     258,855     258,855    1,000,000
   14    250,030     109,502     109,502      1,000,000   178,184     178,184   1,000,000     293,737     293,737    1,000,000
   15    275,289     112,176     112,176      1,000,000   191,594     191,594   1,000,000     331,607     331,607    1,000,000
   16    301,810     113,336     113,336      1,000,000   204,341     204,341   1,000,000     372,737     372,737    1,000,000
   17    329,658     112,665     112,665      1,000,000   216,132     216,132   1,000,000     417,425     417,425    1,000,000
   18    358,899     109,735     109,735      1,000,000   226,575     226,575   1,000,000     466,014     466,014    1,000,000
   19    389,601     104,026     104,026      1,000,000   235,198     235,198   1,000,000     518,948     518,948    1,000,000
   20    421,839      94,943      94,943      1,000,000   241,459     241,459   1,000,000     576,841     576,841    1,000,000
   21    455,688      81,875      81,875      1,000,000   244,818     244,818   1,000,000     640,610     640,610    1,000,000
   22    491,230      64,017      64,017      1,000,000   244,543     244,543   1,000,000     711,373     711,373    1,000,000
   23    528,549      40,501      40,501      1,000,000   239,845     239,845   1,000,000     790,715     790,715    1,000,000
   24    567,734      10,258      10,258      1,000,000   229,742     229,742   1,000,000     880,750     880,750    1,000,000
   25    608,878         (*)         (*)            (*)   212,922     212,922   1,000,000     984,106     984,106    1,033,312
   26    652,080         (*)         (*)            (*)   187,563     187,563   1,000,000   1,099,177   1,099,177    1,154,135
   27    697,441         (*)         (*)            (*)   151,148     151,148   1,000,000   1,225,694   1,225,694    1,286,979
   28    745,071         (*)         (*)            (*)   100,179     100,179   1,000,000   1,364,615   1,364,615    1,432,846
   29    795,082         (*)         (*)            (*)    29,921      29,921   1,000,000   1,516,937   1,516,937    1,592,784
   30    847,594         (*)         (*)            (*)       (*)         (*)         (*)   1,683,699   1,683,699    1,767,884

(4)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(5)  CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(6) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
   MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                             OPTION 2 CURRENT VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
     1     14,700      10,181           0   1,010,181    10,873         548    1,010,873      11,567       1,242   1,011,567
     2     30,135      20,140       9,815   1,020,140    22,153      11,828    1,022,153      24,252      13,927   1,024,252
     3     46,342      29,815      20,522   1,029,815    33,799      24,507    1,033,799      38,118      28,826   1,038,118
     4     63,359      41,929      33,669   1,041,929    48,631      40,371    1,048,631      56,176      47,916   1,056,176
     5     81,227      53,671      46,444   1,053,671    63,929      56,701    1,063,929      75,911      68,684   1,075,911
     6     99,988      65,001      58,806   1,065,001    79,664      73,469    1,079,664      97,451      91,256   1,097,451
     7    119,688      75,862      70,699   1,075,862    95,797      90,635    1,095,797     120,923     115,761   1,120,923
     8    140,372      86,179      82,049   1,086,179   112,261     108,131    1,112,261     146,445     142,315   1,146,445
     9    162,090      95,858      92,761   1,095,858   128,966     125,869    1,128,966     174,122     171,025   1,174,122
    10    184,895     104,790     104,790   1,104,790   145,804     145,804    1,145,804     204,061     204,061   1,204,061
    11    208,840     113,689     113,689   1,113,689   163,509     163,509    1,163,509     237,255     237,255   1,237,255
    12    233,982     122,415     122,415   1,122,415   181,977     181,977    1,181,977     273,916     273,916   1,273,916
    13    260,381     130,970     130,970   1,130,970   201,239     201,239    1,201,239     314,466     314,466   1,314,466
    14    288,100     139,356     139,356   1,139,356   221,333     221,333    1,221,333     359,325     359,325   1,359,325
    15    317,205     147,572     147,572   1,147,572   242,296     242,296    1,242,296     408,954     408,954   1,408,954
    16    347,765     155,619     155,619   1,155,619   264,185     264,185    1,264,185     463,866     463,866   1,463,866
    17    379,853     163,500     163,500   1,163,500   287,069     287,069    1,287,069     524,631     524,631   1,524,631
    18    413,546     171,214     171,214   1,171,214   310,995     310,995    1,310,995     591,877     591,877   1,591,877
    19    448,923     178,763     178,763   1,178,763   336,011     336,011    1,336,011     666,303     666,303   1,666,303
    20    486,070     186,146     186,146   1,186,146   362,171     362,171    1,362,171     748,680     748,680   1,748,680
    21    525,073     193,426     193,426   1,193,426   389,588     389,588    1,389,588     839,927     839,927   1,839,927
    22    566,027     200,034     200,034   1,200,034   417,736     417,736    1,417,736     940,397     940,397   1,940,397
    23    609,028     205,492     205,492   1,205,492   446,149     446,149    1,446,149   1,050,563   1,050,563   2,050,563
    24    654,179     209,569     209,569   1,209,569   474,584     474,584    1,474,584   1,171,211   1,171,211   2,171,211
    25    701,588     212,003     212,003   1,212,003   502,753     502,753    1,502,753   1,303,171   1,303,171   2,303,171
    26    751,368     212,488     212,488   1,212,488   530,308     530,308    1,530,308   1,447,317   1,447,317   2,447,317
    27    803,636     210,690     210,690   1,210,690   556,844     556,844    1,556,844   1,604,577   1,604,577   2,604,577
    28    858,518     206,234     206,234   1,206,234   581,897     581,897    1,581,897   1,775,937   1,775,937   2,775,937
    29    916,144     198,702     198,702   1,198,702   604,926     604,926    1,604,926   1,962,433   1,962,433   2,962,433
    30    976,651     187,615     187,615   1,187,615   625,299     625,299    1,625,299   2,165,148   2,165,148   3,165,148


(2)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
   MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                           OPTION 2 GUARANTEED VALUES

               $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
   MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                             OPTION 2 CURRENT VALUES


                                0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                  INVESTMENT RETURN                  INVESTMENT RETURN
           PREMIUMS
          PAID PLUS                 CASH                              CASH                                CASH
 POLICY   INTEREST AT   CASH      SURRENDER     DEATH      CASH     SURRENDER     DEATH       CASH      SURRENDER     DEATH
  YEAR        5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT      VALUE       VALUE      BENEFIT
    1     14,700       9,586           0      1,009,586    10,259           0   1,010,259      10,934         609    1,010,934
    2     30,135      18,959       8,634      1,018,959    20,898      10,573   1,020,898      22,921      12,596    1,022,921
    3     46,342      28,053      18,761      1,028,053    31,871      22,578   1,031,871      36,013      26,720    1,036,013
    4     63,359      40,190      31,930      1,040,190    46,613      38,353   1,046,613      53,848      45,588    1,053,848
    5     81,227      51,955      44,727      1,051,955    61,817      54,590   1,061,817      73,338      66,110    1,073,338
    6     99,988      63,306      57,111      1,063,306    77,455      71,260   1,077,455      94,606      88,411    1,094,606
    7    119,688      74,189      69,026      1,074,189    93,485      88,323   1,093,485     117,778     112,615    1,117,778
    8    140,372      84,528      80,398      1,084,528   109,842     105,712   1,109,842     142,967     138,837    1,142,967
    9    162,090      94,228      91,131      1,094,228   126,435     123,338   1,126,435     170,277     167,180    1,170,277
   10    184,895     103,181     103,181      1,103,181   143,155     143,155   1,143,155     199,809     199,809    1,199,809
   11    208,840     111,267     111,267      1,111,267   159,874     159,874   1,159,874     231,660     231,660    1,231,660
   12    233,982     118,358     118,358      1,118,358   176,448     176,448   1,176,448     265,937     265,937    1,265,937
   13    260,381     124,321     124,321      1,124,321   192,722     192,722   1,192,722     302,805     302,805    1,302,805
   14    288,100     129,005     129,005      1,129,005   208,509     208,509   1,208,509     342,366     342,366    1,342,366
   15    317,205     132,213     132,213      1,132,213   223,566     223,566   1,223,566     384,685     384,685    1,384,685
   16    347,765     133,682     133,682      1,133,682   237,570     237,570   1,237,570     429,759     429,759    1,429,759
   17    379,853     133,066     133,066      1,133,066   250,091     250,091   1,250,091     477,491     477,491    1,477,491
   18    413,546     129,912     129,912      1,129,912   260,588     260,588   1,260,588     527,659     527,659    1,527,659
   19    448,923     123,691     123,691      1,123,691   268,384     268,384   1,268,384     579,926     579,926    1,579,926
   20    486,070     113,834     113,834      1,113,834   272,718     272,718   1,272,718     633,872     633,872    1,633,872
   21    525,073      99,821      99,821      1,099,821   272,839     272,839   1,272,839     689,074     689,074    1,689,074
   22    566,027      81,024      81,024      1,081,024   267,836     267,836   1,267,836     744,940     744,940    1,744,940
   23    609,028      56,873      56,873      1,056,873   256,810     256,810   1,256,810     800,871     800,871    1,800,871
   24    654,179      26,749      26,749      1,026,749   238,762     238,762   1,238,762     856,142     856,142    1,856,142
   25    701,588         (*)         (*)            (*)   212,505     212,505   1,212,505     909,783     909,783    1,909,783
   26    751,368         (*)         (*)            (*)   176,565     176,565   1,176,565     960,474     960,474    1,960,474
   27    803,636         (*)         (*)            (*)   129,136     129,136   1,129,136   1,006,498   1,006,498    2,006,498
   28    858,518         (*)         (*)            (*)    68,076      68,076   1,068,076   1,045,689   1,045,689    2,045,689
   29    916,144         (*)         (*)            (*)       (*)         (*)         (*)   1,075,586   1,075,586    2,075,586
   30    976,651         (*)         (*)            (*)       (*)         (*)         (*)   1,093,536   1,093,536    2,093,536

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.
(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C: PERFORMANCE SUMMARY INFORMATION

The performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.


                        PERFORMANCE TABLES - TOTAL RETURN


                                                    Annual Percentage                     Non Annualized
                                                         Change                          Percentage Change
-----------------------------------------------------------------------------------------------------------------------------------
                             Fund         Unit                             1 mo     1 Yr     2 Yrs     3 Yrs.    5 yrs.   Inception
   UNDERLYING INVESTMENT    Inception    Values    1998   1999    2000      To       to        to        to        to         to
          OPTIONS            Date**     12/31/00                         12/31/00 12/31/00  12/31/00  12/31/00  12/31/00   12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
WR Asset Strategy Portfolio  05/01/95     10.39    9.95   22.96   22.53    4.30     22.53     50.67     65.66    100.28      103.88
WR Bond Portfolio            07/13/87     10.24    7.35   -1.43    9.83    2.17      9.83      8.26     16.21     31.90      179.81
WR Balanced Portfolio        05/03/94     10.25    8.67   10.14    7.14    2.57      7.14     18.00     28.23     68.94      108.88
WR Core Equity Portfolio     07/16/91     10.23   21.14   12.52    9.28    3.17      9.28     22.97     48.96    125.04      320.57
WR Growth Portfolio          07/13/87     10.13   27.31   34.35    1.41    2.40      1.41     36.25     73.47    136.80      735.88
WR High Income Portfolio     07/13/87     10.08    1.95    4.22   -9.73    0.85     -9.73     -5.92     -4.08     23.01      159.57
WR International Portfolio   05/03/94     10.16   33.89   65.58  -23.66    2.68    -23.66     26.41     69.25    127.36      144.54
WR Limited Term Bond Port    05/03/94     10.15    6.66    1.74    8.73    1.53      8.73     10.62     18.00     30.86       49.93
WR Money Market Port         07/13/87     10.05    5.03    4.59    5.86    0.51      5.86     10.71     16.29     28.39      103.87
WR Small Cap Port            04/04/97     10.09   10.87   52.23  -12.35    2.47    -12.35     33.43     47.93    111.13      237.79
WR Science & Technology      05/03/94      9.71   46.05  174.66  -21.15   -1.82    -21.15    116.58    216.31        NA      267.66


                        PERFORMANCE TABLES - TOTAL RETURN

                                    Annualized
                                 Percentage Change
----------------------------------------------------------
                               3 Yrs.    5 yrs.  Inception
   UNDERLYING INVESTMENT         to        to       To
          OPTIONS             12/31/00  12/31/00  12/31/00
----------------------------------------------------------
WR Asset Strategy Portfolio    18.32      14.90    13.40
WR Bond Portfolio               5.14       5.69     7.94
WR Balanced Portfolio           8.64      11.06    11.70
WR Core Equity Portfolio       14.21      17.61    16.40
WR Growth Portfolio            20.15      18.82    17.08
WR High Income Portfolio       -1.38       4.23     7.34
WR International Portfolio     19.17      17.85    14.37
WR Limited Term Bond Port       5.67       5.53     6.27
WR Money Market Port            5.16       5.13     5.43
WR Small Cap Port              13.94      16.12    20.06
WR Science & Technology        46.79         NA    41.66


*The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The preceding table displays three types of total return: (1) Annual Percentage Change; (2) Cumulative Non-Annualized Percentage Change; and (3) Average Annualized Percentage Change. Total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds), and includes no contract-level charges. The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Annual Percentage Change reflects the rate of return on an annual percentage basis during the 2000 calendar year. The Average Annualized Percentage Change reflects the annual percentage rate of return over 3 and 5 year periods, or from underlying mutual fund inception. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

                         PERFORMANCE TABLE - CASH VALUES


----------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR TO         2 YEARS TO        3 YEARS TO        5 YEARS TO          10 YEARS
                                       12/31/00          12/31/00          12/31/00          12/31/00            TO 12/31/00
----------------------------------------------------------------------------------------------------------------------------------
                           Fund               Cash             Cash              Cash               Cash                 Cash
Underlying Investment    Inception   Accum    Surr.   Accum    Surr.    Accum    Surr.    Accum     Surr.      Accum     Surr.
       Options             Date**    Value    Value   Value    Value    Value    Value    Value     Value      Value     Value
----------------------------------------------------------------------------------------------------------------------------------
 WR Asset Strategy       05/01/95   $19,982   $8,945  $44,120  $33,084  $70,517  $60,584  $138,171  $130,446       NA        NA
 Portfolio

 WR Bond Portfolio       07/13/87   $17,678   $6,642  $34,835  $23,799  $53,196  $43,264   $99,143   $91,418  $246,033  $246,033

 WR Balanced Portfolio   05/03/94   $17,242   $6,206  $36,061  $25,025  $56,376  $46,444  $112,618  $104,893        NA        NA

 WR Core Equity          07/16/91   $17,711   $6,675  $37,356  $26,320  $61,223  $51,290  $132,714  $124,989        NA        NA
 Portfolio

 WR Growth Portfolio     07/13/87   $16,434   $5,397  $38,410  $27,374  $66,182  $56,249  $142,836  $135,110  $506,485  $506,485

 WR High Income          07/13/87   $14,350   $3,314  $29,301  $18,264  $44,411  $34,478   $85,739   $78,014  $237,977  $237,977
 Portfolio

 WR International        05/03/94   $11,991   $0,955  $32,348  $21,311  $59,912  $49,979  $132,481  $124,756        NA        NA
 Portfolio

 WR Limited Term Bond    05/03/94   $17,480   $6,444  $35,069  $24,033  $53,708  $43,776   $99,344   $91,619        NA        NA
 Port

 WR Money Market Port    07/13/87   $17,014   $5,977  $34,660  $23,624  $53,010  $43,077   $97,616   $89,891  $220,716  $220,716

 WR Small Cap Port       04/04/97   $13,998   $2,962  $35,446  $24,410  $59,023  $49,091  $129,032  $121,306        NA        NA

 WR Science &            05/03/94   $12,418   $1,382  $48,287  $37,251  $99,457  $89,524        NA        NA        NA        NA
 Technology



----------------------------------------------
                            INCEPTION TO
                              12/31/00
----------------------------------------------
                                     Cash
Underlying Investment      Accum     Surr.
       Options             Value     Value
----------------------------------------------
 WR Asset Strategy        $167,555   $160,933
 Portfolio

 WR Bond Portfolio        $405,069   $405,069

 WR Balanced Portfolio    $178,140   $172,622

 WR Core Equity           $398,827   $398,827
 Portfolio

 WR Growth Portfolio      $945,877   $945,877

 WR High Income           $382,458   $382,458
 Portfolio

 WR International         $206,359   $200,840
 Portfolio

 WR Limited Term Bond     $149,924   $144,405
 Port

 WR Money Market Port     $338,319   $338,319

 WR Small Cap Port        $223,166   $217,648

 WR Science &             $146,638   $137,809
 Technology

*The underlying mutual fund inception date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The cash value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual guideline level premium of $20,000 for a 55 year old male and a 55 year old female, both non-smoker preferred, with a level initial basic coverage death benefit of $958,894. The cash surrender value figures reflect the deduction of all applicable fund level investment advisory fees and the maximum policy charges (i.e., premium load, mortality and expense risk charge, the applicable cost of insurance charges, and a monthly administrative charge). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from Nationwide upon request.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


January 26, 2001

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)


                                                                                                   December 31,
                                                                                        ------------------------------------
                                                                                              2000               1999
============================================================================================================================
                                        ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                              $ 15,443.0          $ 15,294.0
    Equity securities                                                                           109.0                92.9
  Mortgage loans on real estate, net                                                          6,168.3             5,786.3
  Real estate, net                                                                              310.7               254.8
  Policy loans                                                                                  562.6               519.6
  Other long-term investments                                                                   101.8                73.8
  Short-term investments                                                                        442.6               416.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                             23,138.0            22,437.4
----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                             18.4                 4.8
Accrued investment income                                                                       251.4               238.6
Deferred policy acquisition costs                                                             2,865.6             2,554.1
Other assets                                                                                    396.7               305.9
Assets held in separate accounts                                                             65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================

                         LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                          $ 22,183.6          $ 21,861.6
Short-term borrowings                                                                           118.7                 -
Other liabilities                                                                             1,164.9               914.2
Liabilities related to separate accounts                                                     65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                             89,364.4            89,910.9
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (notes 9 and 14)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    646.1               766.1
  Retained earnings                                                                           2,436.3             2,011.0
  Accumulated other comprehensive income (loss)                                                 116.7               (15.9)
----------------------------------------------------------------------------------------------------------------------------
                                                                                              3,202.9             2,765.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  2000            1999           1998
===========================================================================================================================
Revenues:
  Policy charges                                                               $ 1,091.4       $   895.5      $   698.9
  Life insurance premiums                                                          240.0           220.8          200.0
  Net investment income                                                          1,654.9         1,520.8        1,481.6
  Realized (losses) gains on investments                                           (19.4)          (11.6)          28.4
  Other                                                                             17.0            66.1           66.8
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,983.9         2,691.6        2,475.7
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
  Interest credited to policyholder account balances                             1,182.4         1,096.3        1,069.0
  Other benefits and claims                                                        241.6           210.4          175.8
  Policyholder dividends on participating policies                                  44.5            42.4           39.6
  Amortization of deferred policy acquisition costs                                352.1           272.6          214.5
  Interest expense on short-term borrowings                                          1.3             -              -
  Other operating expenses                                                         479.0           463.4          419.7
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,300.9         2,085.1        1,918.6
---------------------------------------------------------------------------------------------------------------------------

    Income before federal income tax expense                                       683.0           606.5          557.1
Federal income tax expense                                                         207.7           201.4          190.4
---------------------------------------------------------------------------------------------------------------------------

    Net income                                                                 $   475.3       $   405.1      $   366.7
===========================================================================================================================

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 2000, 1999 and 1998
                                  (in millions)


                                                                                          Accumulated
                                                           Additional                        other            Total
                                                Common       paid-in       Retained      comprehensive    shareholder's
                                                 stock       capital       earnings      income (loss)        equity
=========================================================================================================================
December 31, 1997                                $ 3.8       $ 914.7      $ 1,312.3         $ 247.1         $ 2,477.9

Comprehensive income:
    Net income                                     -             -            366.7             -               366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -              28.5              28.5
                                                                                                          ---------------
  Total comprehensive income                                                                                    395.2
                                                                                                          ---------------
Dividend to shareholder                            -             -           (100.0)            -              (100.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                                  3.8         914.7        1,579.0           275.6           2,773.1
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            405.1             -               405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                     -             -              -            (315.0)           (315.0)
                                                                                                          ---------------
  Total comprehensive income                                                                                     90.1
                                                                                                          ---------------
Capital contribution                               -            26.4           87.9            23.5             137.8
Return of capital to shareholder                   -          (175.0)           -               -              (175.0)
Dividends to shareholder                           -             -            (61.0)            -               (61.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                  3.8         766.1        2,011.0           (15.9)          2,765.0
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            475.3             -               475.3
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -             132.6             132.6
                                                                                                          ---------------
  Total comprehensive income                                                                                    607.9
                                                                                                          ---------------
Return of capital to shareholder                   -          (120.0)           -               -              (120.0)
Dividends to shareholder                           -             -           (50.0)             -               (50.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 2000                                $ 3.8       $ 646.1      $ 2,436.3         $ 116.7         $ 3,202.9
=========================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     2000           1999            1998
==============================================================================================================================
Cash flows from operating activities:
  Net income                                                                     $    475.3     $    405.1      $    366.7
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,182.4        1,096.3         1,069.0
      Capitalization of deferred policy acquisition costs                            (778.9)        (637.0)         (584.2)
      Amortization of deferred policy acquisition costs                               352.1          272.6           214.5
      Amortization and depreciation                                                   (12.7)           2.4            (8.5)
      Realized losses (gains) on invested assets, net                                  19.4           11.6           (28.4)
      Increase in accrued investment income                                           (12.8)          (7.9)           (8.2)
     (Increase) decrease in other assets                                              (92.0)         122.9            16.4
      Decrease in policy liabilities                                                   (0.3)         (20.9)           (8.3)
      Increase (decrease) in other liabilities                                        229.3          149.7           (34.8)
      Other, net                                                                       22.3           (8.6)          (11.3)
------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities                                   1,384.1        1,386.2           982.9
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                           2,988.7        2,307.9         1,557.0
  Proceeds from sale of securities available-for-sale                                 602.0          513.1           610.5
  Proceeds from repayments of mortgage loans on real estate                           911.7          696.7           678.2
  Proceeds from sale of real estate                                                    18.7            5.7           103.8
  Proceeds from repayments of policy loans and sale of other invested assets           79.3           40.9            23.6
  Cost of securities available-for-sale acquired                                   (3,475.5)      (3,724.9)       (3,182.8)
  Cost of mortgage loans on real estate acquired                                   (1,318.0)        (971.4)         (829.1)
  Cost of real estate acquired                                                         (7.1)         (14.2)           (0.8)
  Short-term investments, net                                                         (26.6)         (27.5)           69.3
  Other, net                                                                         (182.3)        (110.9)          (88.4)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                                        (409.1)      (1,284.6)       (1,058.7)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Capital returned to shareholder                                                    (120.0)        (175.0)            -
  Net proceeds from issuance of short-term borrowings (commercial paper)              118.7            -               -
  Cash dividends paid                                                                (100.0)         (13.5)         (100.0)
  Increase in investment product and universal life insurance
    product account balances                                                        4,517.0        3,799.4         2,682.1
  Decrease in investment product and universal life insurance
    product account balances                                                       (5,377.1)      (3,711.1)       (2,678.5)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in financing activities                                        (961.4)        (100.2)          (96.4)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        13.6            1.4          (172.2)

Cash, beginning of year                                                                 4.8            3.4           175.6
------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                                $     18.4     $      4.8      $      3.4
==============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2000, 1999 and 1998


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of long-term savings and retirement products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans and other investment products sold to institutions and life insurance. NLIC markets its products through a broad network of distribution channels, including independent broker/dealers, national and regional brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions and Nationwide agents.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., and Nationwide Investment Services Corporation.


(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments, the liability for future policy benefits and claims and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $1.12 billion and $915.4 million of separate account assets at December 31, 2000 and 1999, respectively, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 21% in 2000 (29% in 1999 and 40% in 1998) of the Company's life insurance in force, 66% in 2000 (69% in 1999 and 74% in 1998) of the number of life insurance policies in force, and 8% in 2000 (13% in 1999 and 14% in 1998) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of NFS. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
              133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001.

              SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

              As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. Adoption of SFAS 133 will result in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) will be recorded in accumulated other comprehensive income at January 1, 2001. The adoption of SFAS 133 will result in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 will result in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively.

              Also, the Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

         (k)  RECLASSIFICATION
              Certain items in the 1999 and 1998 consolidated financial statements have been reclassified to conform to the 2000 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

             Notes to Consolidated Financial Statements, Continued



(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2000 and 1999 were:

                                                                                          Gross         Gross
                                                                         Amortized      unrealized    unrealized     Estimated
         (in millions)                                                      cost          gains         losses       fair value
         =========================================================================================================================
         December 31, 2000
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                       $    277.5      $  33.4       $   0.1       $    310.8
             Obligations of states and political subdivisions                    8.6          0.2           -                8.8
             Debt securities issued by foreign governments                      94.1          1.5           0.1             95.5
             Corporate securities                                            9,758.3        235.0         135.1          9,858.2
             Mortgage-backed securities - U.S. Government backed             2,719.1         46.1           3.8          2,761.4
             Asset-backed securities                                         2,388.2         36.3          16.2          2,408.3
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,245.8        352.5         155.3         15,443.0
           Equity securities                                                   103.5          9.5           4.0            109.0
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,349.3      $ 362.0       $ 159.3       $ 15,552.0
         =========================================================================================================================

         December 31, 1999
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                     $      428.4     $   23.4     $     2.4     $      449.4
             Obligations of states and political subdivisions                    0.8          -             -                0.8
             Debt securities issued by foreign governments                     110.6          0.6           0.8            110.4
             Corporate securities                                            9,390.4        110.3         179.9          9,320.8
             Mortgage-backed securities - U.S. Government backed             3,423.1         25.8          30.3          3,418.6
             Asset-backed securities                                         2,024.0          8.6          38.6          1,994.0
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,377.3        168.7         252.0         15,294.0
           Equity securities                                                    84.9         12.4           4.4             92.9
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,462.2      $ 181.1       $ 256.4       $ 15,386.9
         =========================================================================================================================

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



                                                                                Amortized            Estimated
         (in millions)                                                             cost             fair value
         ===========================================================================================================
         Fixed maturity securities available for sale:
          Due in one year or less                                               $  1,288.7         $  1,287.0
          Due after one year through five years                                    4,577.9            4,572.4
          Due after five years through ten years                                   3,071.3            3,136.6
          Due after ten years                                                      1,200.6            1,277.3
         -----------------------------------------------------------------------------------------------------------
                                                                                  10,138.5           10,273.3
           Mortgage-backed securities                                              2,719.1            2,761.4
           Asset-backed securities                                                 2,388.2            2,408.3
         -----------------------------------------------------------------------------------------------------------
                                                                                $ 15,245.8         $ 15,443.0
         ===========================================================================================================

         The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of each December 31:

         (in millions)
                                                                                      2000           1999
         ===========================================================================================================

          Gross unrealized gains (losses)                                       $    202.7      $    (75.3)
          Adjustment to deferred policy acquisition costs                            (23.2)           50.9
          Deferred federal income tax                                                (62.8)            8.5
         -----------------------------------------------------------------------------------------------------------
                                                                                $    116.7      $    (15.9)
         ===========================================================================================================

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale for the years ended December 31:

         (in millions)                                                      2000            1999             1998
         ===========================================================================================================
         Securities available-for-sale:
           Fixed maturity securities                                       $ 280.5        $ (607.1)         $ 52.6
           Equity securities                                                  (2.5)           (8.8)            4.2
         -----------------------------------------------------------------------------------------------------------
                                                                           $ 278.0        $ (615.9)         $ 56.8
         ===========================================================================================================

         Proceeds from the sale of securities available-for-sale during 2000, 1999 and 1998 were $602.0 million, $513.1 million and $610.5 million, respectively. During 2000, gross gains of $12.1 million ($10.4 million and $9.0 million in 1999 and 1998, respectively) and gross losses of $25.6 million ($28.0 million and $7.6 million in 1999 and 1998, respectively) were realized on those sales.

         The Company had $13.0 million and $15.6 million of real estate investments at December 31, 2000 and 1999, respectively, that were non-income producing the preceding twelve months.

         Real estate is presented at cost less accumulated depreciation of $25.7 million as of December 31, 2000 ($24.8 million as of December 31, 1999) and valuation allowances of $5.2 million as of December 31, 2000 ($5.5 million as of December 31, 1999).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The recorded investment of mortgage loans on real estate considered to be impaired was $9.8 million as of December 31, 2000 ($3.7 million as of December 31, 1999), which includes $5.3 million (none as of December 31, 1999) of impaired mortgage loans on real estate for which the related valuation allowance was $1.6 million (none as of December 31, 1999) and $4.5 million ($3.7 million as of December 31, 1999) of impaired mortgage loans on real estate for which there was no valuation allowance. During 2000, the average recorded investment in impaired mortgage loans on real estate was $7.7 million ($3.7 million in 1999) and interest income recognized on those loans totaled $0.4 million in 2000 (none in 1999) which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Allowance, beginning of year                                   $  44.4          $ 42.4          $ 42.5
           Additions (reductions) charged to operations                     4.1             0.7            (0.1)
           Direct write-downs charged against the allowance                (3.2)            --              --
           Allowance on acquired mortgage loans                              --             1.3             --
         -----------------------------------------------------------------------------------------------------------
              Allowance, end of year                                    $  45.3          $ 44.4          $ 42.4
         ===========================================================================================================

         An analysis of investment income by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Gross investment income:
           Securities available-for-sale:
             Fixed maturity securities                                 $ 1,095.5       $ 1,031.3      $    982.5
             Equity securities                                               2.6             2.5             0.8
           Mortgage loans on real estate                                   494.5           460.4           458.9
           Real estate                                                      32.2            28.8            40.4
           Short-term investments                                           27.0            18.6            17.8
           Other                                                            53.2            26.5            30.7
         -----------------------------------------------------------------------------------------------------------
               Total investment income                                   1,705.0         1,568.1         1,531.1
         Less investment expenses                                           50.1            47.3            49.5
         -----------------------------------------------------------------------------------------------------------
               Net investment income                                   $ 1,654.9       $ 1,520.8       $ 1,481.6
         ===========================================================================================================

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================

         Securities available-for-sale:
           Fixed maturity securities                                     $ (18.2)        $ (25.0)        $  (0.7)
           Equity securities                                                 4.7             7.4             2.1
         Mortgage loans on real estate                                      (4.2)           (0.6)            3.9
         Real estate and other                                              (1.7)            6.6            23.1
         -----------------------------------------------------------------------------------------------------------
                                                                         $ (19.4)        $ (11.6)         $ 28.4
         ===========================================================================================================

         Fixed maturity securities with an amortized cost of $12.8 million and $9.1 million were on deposit with various regulatory agencies as required by law as of December 31, 2000 and 1999, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      SHORT-TERM BORROWINGS

         NLIC established a $300 million commercial paper program in October 2000. Borrowings under the commercial paper program are unsecured and are issued for terms of 364 days or less. As of December 31, 2000 the Company had $118.7 million of commercial paper outstanding at an average effective rate of 6.48%. See also note 13.

(5)      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate and foreign currency swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges. See note 2 (j) regarding accounting for derivatives under SFAS 133 effective January 1, 2001.

         Interest rate swaps are primarily used to convert specific investment securities and interest bearing policy liabilities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Currently, changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale and cross currency swaps hedging foreign denominated debt instruments, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific policy liabilities and investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The notional amount of derivative financial instruments outstanding as of December 31, 2000 and 1999 were as follows:


         (in millions )                                                                   2000            1999
         ===========================================================================================================
          Interest rate swaps
            Pay fixed/receive variable rate swaps hedging investments                  $    934.8       $  362.7
            Pay variable/receive fixed rate swaps hedging investments                        98.8           28.5
            Pay variable/receive variable rate swaps hedging investments                    184.0            9.0
            Other contracts hedging investments                                              20.4           10.1
            Pay variable/receive fixed rate swaps hedging liabilities                       965.3          577.2
            Pay variable/receive variable rate swaps hedging liabilities                    546.9           --

         Foreign currency swaps
             Hedging foreign currency denominated investments                          $     30.5       $   14.8
             Hedging foreign currency denominated liabilities                             1,542.2          577.2

         Interest rate futures contracts                                               $  5,659.8       $  781.6
         -----------------------------------------------------------------------------------------------------------



(6)      FEDERAL INCOME TAX

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2000 and 1999 were as follows:

         (in millions)                                                                    2000            1999
         ===========================================================================================================

         Deferred tax assets:
           Fixed maturity securities                                                   $   --           $    5.3
           Future policy benefits                                                          34.7            149.5
           Liabilities in separate accounts                                               462.7            373.6
           Mortgage loans on real estate and real estate                                   18.8             18.5
           Other assets and other liabilities                                              40.3             51.1
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax assets                                              556.5            598.0
           Valuation allowance                                                             (7.0)            (7.0)
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax assets                                                      549.5            591.0
         -----------------------------------------------------------------------------------------------------------

         Deferred tax liabilities:
           Fixed maturity securities                                                       98.8             --
           Equity securities and other long-term investments                                6.4             10.8
           Deferred policy acquisition costs                                              783.7            724.4
           Deferred tax on realized investment gains                                       29.0             34.7
           Other                                                                           38.1             26.5
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax liabilities                                         956.0            796.4
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax liability                                                $  406.5         $  205.4
         ===========================================================================================================

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for the years ended December 31, 2000, 1999 and 1998.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company's current federal income tax liability was $108.9 million and $104.7 million as of December 31, 2000 and 1999, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Currently payable                                              $   78.0        $   53.6         $ 186.1
         Deferred tax expense                                              129.7           147.8             4.3
         -----------------------------------------------------------------------------------------------------------
                                                                         $ 207.7         $ 201.4         $ 190.4
         ===========================================================================================================

         Total federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           2000                     1999                     1998
                                                   ----------------------   ----------------------   ----------------------
         (in millions)                                Amount        %          Amount        %          Amount        %
         ==================================================================================================================
         Computed (expected) tax expense               $239.1      35.0         $212.3      35.0         $195.0      35.0
         Tax exempt interest and dividends
           received deduction                           (24.7)     (3.6)          (7.3)     (1.2)          (4.9)     (0.9)
         Income tax credits                              (8.0)     (1.2)          (4.3)     (0.7)           -         -
         Other, net                                       1.3       0.2            0.7       0.1            0.3       0.1
         ------------------------------------------------------------------------------------------------------------------
             Total (effective rate of each year)       $207.7      30.4         $201.4      33.2         $190.4      34.2
         ==================================================================================================================

         Total federal income tax paid was $74.6 million, $29.8 million and $173.4 million during the years ended December 31, 2000, 1999 and 1998, respectively.

(7)      COMPREHENSIVE INCOME

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Unrealized gains (losses) on securities available-for-sale arising during the period:
            Gross                                                        $ 264.5        $ (665.3)         $ 58.2
            Adjustment to deferred policy acquisition costs                (74.0)          167.5           (12.9)
            Related federal income tax (expense) benefit                   (66.7)          171.4           (15.9)
         -----------------------------------------------------------------------------------------------------------
               Net                                                         123.8          (326.4)           29.4
         -----------------------------------------------------------------------------------------------------------

         Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
            Gross                                                           13.5            17.6            (1.4)
            Related federal income tax expense (benefit)                    (4.7)           (6.2)            0.5
         -----------------------------------------------------------------------------------------------------------
               Net                                                           8.8            11.4            (0.9)
         -----------------------------------------------------------------------------------------------------------
         Total Other Comprehensive Income (Loss)                         $ 132.6        $ (315.0)         $ 28.5
         ===========================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(8)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The Company in estimating its fair value disclosures used the following methods and assumptions:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              SHORT-TERM BORROWINGS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                    2000                             1999
                                                       -------------------------------  -------------------------------
                                                          Carrying       Estimated         Carrying       Estimated
         (in millions)                                     amount        fair value         amount        fair value
         ==============================================================================================================
         Assets:
           Investments:
             Securities available-for-sale:
               Fixed maturity securities                 $ 15,451.3      $ 15,451.3       $ 15,289.7      $ 15,289.7
               Equity securities                              109.0           109.0             92.9            92.9
             Mortgage loans on real estate, net             6,168.3         6,327.8          5,786.3         5,745.5
             Policy loans                                     562.6           562.6            519.6           519.6
             Short-term investments                           442.6           442.6            416.0           416.0
           Cash                                                18.4            18.4              4.8             4.8
           Assets held in separate accounts                65,897.2        65,897.2         67,135.1        67,135.1

         Liabilities:
           Investment contracts                           (16,815.3)      (15,979.8)       (16,977.7)      (16,428.6)
           Policy reserves on life insurance contracts     (5,368.4)       (5,128.5)        (4,883.9)       (4,607.9)
           Short-term borrowings                             (118.7)         (118.7)             --              --
           Liabilities related to separate accounts       (65,897.2)      (64,237.6)       (67,135.1)      (66,318.7)

         Derivative financial instruments:
           Interest rate swaps hedging assets                  (8.3)           (8.3)             4.3             4.3
           Interest rate swaps hedging liabilities            (26.2)          (32.2)           (11.5)          (24.2)
           Foreign currency swaps                             (24.3)          (30.9)           (11.8)          (11.8)
           Futures contracts                                  (16.0)          (16.0)             1.3             1.3
         --------------------------------------------------------------------------------------------------------------

(9)      RISK DISCLOSURES

              The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $360.6 million extending into 2001 were outstanding as of December 31, 2000. The Company also had $55.6 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2000.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2000, NLIC's credit risk from these derivative financial instruments was $44.8 million.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (23% in 1999) in any geographic area and no more than 1% (2% in 1999) with any one borrower as of December 31, 2000. As of December 31, 2000, 36% (39% in 1999) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         REINSURANCE: The Company has entered into reinsurance contracts to cede a portion of its individual annuity business to The Franklin Life Insurance Company (Franklin) and beginning in 2000 with Security Benefit Life Insurance Company (SBL). Total recoveries due from Franklin were $97.7 million and $143.6 million as of December 31, 2000 and 1999, respectively, while amounts due from SBL totaled $45.4 million at December 31, 2000. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin and SBL have each established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% and 100% of the reinsured reserves for Franklin and SBL, respectively.

(10)     PENSION PLAN AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Pension cost (benefit) charged to operations by the Company during the years ended December 31, 2000, 1999 and 1998 were $1.9 million, $(8.3) million and $2.0 million, respectively. The Company has recorded a prepaid pension asset of $13.6 million and $13.3 million as of December 31, 2000 and 1999, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 2000 and 1999 was $51.0 million and $49.6 million, respectively and the net periodic postretirement benefit cost (NPPBC) for 2000, 1999 and 1998 was $3.8 million, $4.9 million and $4.1 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2000 and 1999 follows:

                                                                        Pension Benefits          Postretirement Benefits
                                                                   ----------------------------  ---------------------------
         (in millions)                                                   2000         1999            2000          1999
         ===================================================================================================================
         Change in benefit obligation:
         Benefit obligation at beginning of year                     $ 1,811.4     $ 2,185.0      $    239.8    $    270.1
         Service cost                                                     81.4          80.0            12.2          14.2
         Interest cost                                                   125.3         109.9            18.7          17.6
         Actuarial loss (gain)                                            34.8         (95.0)           16.1         (64.4)
         Plan settlement                                                   --         (396.1)            --           --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         Acquired companies                                                --            --              --           13.3
         -------------------------------------------------------------------------------------------------------------------
         Benefit obligation at end of year                             1,981.7       1,811.4           276.4         239.8
         -------------------------------------------------------------------------------------------------------------------

         Change in plan assets:
         Fair value of plan assets at beginning of year                2,247.6       2,541.9            91.3          77.9
         Actual return on plan assets                                    140.9         161.8            12.2           3.5
         Employer contribution                                             --           12.4            26.3          20.9
         Plan curtailment in 2000/settlement in 1999                      19.8        (396.1)            --            --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         -------------------------------------------------------------------------------------------------------------------
         Fair value of plan assets at end of year                      2,337.1       2,247.6           119.4          91.3
         -------------------------------------------------------------------------------------------------------------------

         Funded status                                                   355.4         436.2          (157.0)       (148.5)
         Unrecognized prior service cost                                  25.0          28.2             --            --
         Unrecognized net gains                                         (311.7)       (402.0)          (34.1)        (46.7)
         Unrecognized net (asset) obligation at transition                (6.4)         (7.7)            1.0           1.1
         -------------------------------------------------------------------------------------------------------------------
         Prepaid (accrued) benefit cost                              $    62.3     $    54.7      $   (190.1)   $   (194.1)
         ===================================================================================================================

         Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:

                                                                       Pension Benefits          Postretirement Benefits
                                                                  ---------------------------   ---------------------------
                                                                      2000          1999            2000          1999
        ===================================================================================================================

        Weighted average discount rate                               6.75%         7.00%             7.50%         7.80%
        Rate of increase in future compensation levels               5.00%         5.25%              --            --
        Assumed health care cost trend rate:
              Initial rate                                             --            --             15.00%        15.00%
              Ultimate rate                                            --            --              5.50%        5.50%
              Uniform declining period                                 --            --             5 Years       5 Years
        -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                  2000            1999            1998
         =========================================================================================================

         Service cost (benefits earned during the period)              $    81.4        $   80.0        $   87.6
         Interest cost on projected benefit obligation                     125.3           109.9           123.4
         Expected return on plan assets                                   (184.5)         (160.3)         (159.0)
         Recognized gains                                                  (11.8)           (9.1)           (3.8)
         Amortization of prior service cost                                  3.2             3.2             3.2
         Amortization of unrecognized transition obligation (asset)         (1.3)           (1.4)            4.2
         ---------------------------------------------------------------------------------------------------------
                                                                       $    12.3        $   22.3        $   55.6
         =========================================================================================================

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the plan resulting in a curtailment gain of $67.1 million. During 1999, the Plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32.9 million. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19.8 million.

         Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Weighted average discount rate                                             7.00%         6.08%         6.00%
         Rate of increase in future compensation levels                             5.25%         4.33%         4.25%
         Expected long-term rate of return on plan assets                           8.25%         7.33%         7.25%
         ----------------------------------------------------------------------------------------------------------------

         The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2000,
         1999 and 1998 were as follows:


         (in millions)                                                              2000          1999          1998
         ================================================================================================================
         Service cost (benefits attributed to employee service during the year)     $ 12.2        $ 14.2       $   9.8
         Interest cost on accumulated postretirement benefit obligation               18.7          17.6          15.4
         Expected return on plan assets                                               (7.9)         (4.8)         (4.4)
         Amortization of unrecognized transition obligation of affiliates              0.6           0.6           0.2
         Net amortization and deferral                                                (1.3)         (0.5)          0.6
         ----------------------------------------------------------------------------------------------------------------
                                                                                    $ 22.3        $ 27.1        $ 21.6
         ================================================================================================================


         Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 2000, 1999 and 1998 were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Discount rate                                                              7.80%         6.65%         6.70%
         Long-term rate of return on plan assets, net of tax in 1999 and 1998       8.30%         7.15%         5.83%
         Assumed health care cost trend rate:
            Initial rate                                                           15.00%        15.00%        12.00%
            Ultimate rate                                                           5.50%         5.50%         6.00%
            Uniform declining period                                               5 Years       5 Years      12 Years
         ----------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2000 and on the NPPBC for the year ended December 31, 2000 was not calculated.

(11) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 2000, 1999 and 1998 was $1.28 billion, $1.35 billion and $1.32 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2000, 1999 and 1998 was $158.7 million, $276.2 million and $171.0 million, respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for NLIC and its insurance company subsidiary. The resulting change to NLIC's January 1, 2001 surplus was an increase of approximately $80.0 million. The significant change for NLIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2000 no dividends could be paid by NLIC without prior approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(12)     TRANSACTIONS WITH AFFILIATES

         During second quarter 1999, the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to net income in 1999.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 2000, 1999 and 1998 were $170.1 million, $193.0 million, and $216.9 million, respectively, while benefits, claims and expenses ceded were $168.0 million, $197.3 million and $259.3 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2000, 1999 and 1998, the Company made payments to NMIC and Nationwide Services Company totaling $150.3 million, $124.1 million, and $95.0 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2000, 1999 and 1998, the Company made lease payments to NMIC and its subsidiaries of $14.1 million, $9.9 million and $8.0 million, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus a price differential. Transactions under the agreements during 2000, 1999 and 1998 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $321.1 million and $411.7 million as of December 31, 2000 and 1999, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 2000 were $65.0 million, $79.7 million and $74.9 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     BANK LINES OF CREDIT

         Also available as a source of funds to the Company is a $1 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five year $700 million agreement and a 364 day $300 million agreement with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that NLIC maintain statutory surplus in excess of $935 million. The Company had no amounts outstanding under this agreement as of December 31, 2000. Of the total facility, $300 million is designated to back NLIC's $300 million commercial paper program. Therefore, borrowing capacity under this facility would be reduced by the amount of any commercial paper outstanding.

(14)     CONTINGENCIES

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(15)     SEGMENT INFORMATION

         The Company has redefined its business segments in order to align this disclosure with the way management currently views its core operations. This updated view better reflects the different economics of the Company's various businesses and also aligns well with the current market focus. As a result, the Company now reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment. All 1999 and 1998 amounts have been restated to reflect the new business segments.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

         The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note program. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance and bank-owned life insurance products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's investment advisory and broker/dealer subsidiary, unallocated expenses and interest expense on short-term borrowings. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments in the Corporate segment.

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 2000, 1999 and 1998.

                                                          Individual    Institutional      Life
         (in millions)                                      Annuity       Products       Insurance   Corporate     Total
         ===================================================================================================================
         2000:
         Net investment income                            $   483.2     $   827.4     $   289.2    $    55.1     $ 1,654.9
         Other operating revenue                              625.9         251.6         453.9         17.0       1,348.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                      1,109.1       1,079.0         743.1         72.1       3,003.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  396.4         628.8         157.2         --         1,182.4
         Amortization of deferred policy
            acquisition costs                                 238.7          49.2          64.2         --           352.1
         Interest expense on short-term
            borrowings                                         --            --            --            1.3           1.3
         Other benefits and expenses                          192.3         170.3         368.8         33.7         765.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    827.4         848.3         590.2         35.0       2,300.9
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                281.7         230.7         152.9         37.1         702.4
         Realized losses on investments                        --            --            --          (19.4)        (19.4)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   281.7     $   230.7     $   152.9    $    17.7     $   683.0
         ===================================================================================================================

         Assets as of year end                            $45,422.5     $37,217.3     $ 8,103.3    $ 1,824.2     $92,567.3
         -------------------------------------------------------------------------------------------------------------------

         1999:
         Net investment income                            $   458.9     $   771.2     $   253.1    $    37.6     $ 1,520.8
         Other operating revenue                              511.4         211.9         393.0         66.1       1,182.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                        970.3         983.1         646.1        103.7       2,703.2
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  384.9         580.9         130.5         --         1,096.3
         Amortization of deferred policy
            acquisition costs                                 170.9          41.6          60.1         --           272.6
         Other benefits and expenses                          155.3         142.8         334.7         83.4         716.2
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    711.1         765.3         525.3         83.4       2,085.1
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                259.2         217.8         120.8         20.3         618.1
         Realized losses on investments                        --            --            --          (11.6)        (11.6)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   259.2     $   217.8     $   120.8    $     8.7     $   606.5
         ===================================================================================================================

         Assets as of year end                            $45,667.8     $39,045.1     $ 6,616.7    $ 1,346.3     $92,675.9
         -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


                                                            Individual    Institutional     Life
         (in millions)                                        Annuity        Products     Insurance   Corporate     Total
         ===================================================================================================================
         1998:
         Net investment income                              $   431.7     $   784.7     $   225.6    $    39.6    $ 1,481.6
         Other operating revenue                                412.6         167.8         318.5         66.8        965.7
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                          844.3         952.5         544.1        106.4      2,447.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                    357.9         595.7         115.4         --        1,069.0
         Amortization of deferred policy
            acquisition costs                                   129.2          38.9          46.4         --          214.5
         Other benefits and expenses                            125.7         137.5         293.5         78.4        635.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                      612.8         772.1         455.3         78.4      1,918.6
         -------------------------------------------------------------------------------------------------------------------
         Operating income before federal
             income tax                                         231.5         180.4          88.8         28.0        528.7
         Realized gains on investments                           --            --            --           28.4         28.4
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                              $   231.5     $   180.4     $    88.8    $    56.4    $   557.1
         ===================================================================================================================

         Assets as of year end                              $36,641.8     $30,618.4     $ 5,187.6    $ 1,894.3    $74,342.1
         -------------------------------------------------------------------------------------------------------------------

         ----------
         1     Excludes net realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                         PART I - FINANCIAL INFORMATION

ITEM 1         UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)



                        Consolidated Statements of Income
                                   (Unaudited)
                                  (in millions)

                                                                         THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                                     ---------------------------------------------------------
                                                                         2001          2000            2001          2000
==============================================================================================================================

REVENUES
  Policy charges                                                     $    243.9    $    284.8      $    768.0    $    823.5
  Life insurance premiums                                                  59.4          51.7           189.8         180.7
  Net investment income                                                   435.0         412.6         1,286.8       1,229.6
  Net realized gains (losses) on investments, hedging instruments
     and hedged items                                                      36.7          (2.1)           34.9         (15.9)
  Other                                                                     3.3           3.6            12.4          12.8
------------------------------------------------------------------------------------------------------------------------------
                                                                          778.3         750.6         2,291.9       2,230.7
------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
  Interest credited to policyholder account balances                      314.8         292.4           923.9         876.9
  Other benefits and claims                                                66.8          56.2           209.0         185.2
  Policyholder dividends on participating policies                          9.5           8.3            31.1          31.8
  Amortization of deferred policy acquisition costs                        85.2          91.6           265.2         263.7
  Interest expense on short-term borrowings                                 0.8           -               4.7           -
  Other operating expenses                                                109.8         125.2           327.3         365.7
------------------------------------------------------------------------------------------------------------------------------
                                                                          586.9         573.7         1,761.2       1,723.3
------------------------------------------------------------------------------------------------------------------------------

  Income before federal income tax expense and cumulative effect
   of adoption of accounting principles                                   191.4         176.9           530.7         507.4
Federal income tax expense                                                 52.8          50.9           141.9         157.2
------------------------------------------------------------------------------------------------------------------------------
  Income before cumulative effect of adoption of accounting
   principles                                                             138.6         126.0           388.8         350.2
Cumulative effect of adoption of accounting principles, net of tax          -             -              (7.1)          -
------------------------------------------------------------------------------------------------------------------------------
  Net income                                                         $    138.6    $    126.0      $    381.7    $    350.2
==============================================================================================================================



See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets
                     (in millions, except per share amounts)

                                                                                           (UNAUDITED)
                                                                                          SEPTEMBER 30,       DECEMBER 31,
                                                                                               2001               2000
==============================================================================================================================

ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $16,964.3 in 2001; $15,245.8 in 2000)             $      17,573.4     $      15,443.0
      Equity securities (cost $106.3 in 2001; $103.5 in 2000)                                      96.5               109.0
   Mortgage loans on real estate, net                                                           6,809.7             6,168.3
   Real estate, net                                                                               191.3               310.7
   Policy loans                                                                                   586.8               562.6
   Other long-term investments                                                                    117.9               101.8
   Short-term investments                                                                         771.2               442.6
------------------------------------------------------------------------------------------------------------------------------
                                                                                               26,146.8            23,138.0
------------------------------------------------------------------------------------------------------------------------------

Cash                                                                                               24.9                18.4
Accrued investment income                                                                         308.0               251.4
Deferred policy acquisition costs                                                               3,035.1             2,865.6
Other assets                                                                                      753.1               396.7
Assets held in separate accounts                                                               54,526.6            65,897.2
------------------------------------------------------------------------------------------------------------------------------
                                                                                        $      84,794.5     $      92,567.3
==============================================================================================================================

LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                       $      24,764.0     $      22,183.6
Short-term borrowings                                                                              25.0               118.7
Other liabilities                                                                               1,743.5             1,164.9
Liabilities related to separate accounts                                                       54,526.6            65,897.2
------------------------------------------------------------------------------------------------------------------------------
                                                                                               81,059.1            89,364.4
------------------------------------------------------------------------------------------------------------------------------

Shareholder's equity:
  Capital shares, $1 par value.  Authorized 5.0 million shares, issued and
    outstanding 3.8 million shares                                                                  3.8                 3.8
  Additional paid-in capital                                                                      646.1               646.1
  Retained earnings                                                                             2,783.0             2,436.3
  Accumulated other comprehensive income                                                          302.5               116.7
------------------------------------------------------------------------------------------------------------------------------
                                                                                                3,735.4             3,202.9
------------------------------------------------------------------------------------------------------------------------------
                                                                                        $      84,794.5     $      92,567.3
==============================================================================================================================



See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity
                                   (Unaudited)
                  Nine Months Ended September 30, 2001 and 2000
                                  (in millions)

                                                                                                 ACCUMULATED
                                                                 ADDITIONAL                         OTHER             TOTAL
                                                     COMMON       PAID-IN        RETAINED       COMPREHENSIVE     SHAREHOLDER'S
                                                      STOCK       CAPITAL        EARNINGS       INCOME (LOSS)         EQUITY
==================================================================================================================================

Balance as of January 1, 2000                      $     3.8    $    766.1    $    2,011.0    $       (15.9)    $      2,765.0

Comprehensive income:
  Net income                                             -             -             350.2              -                350.2
  Net unrealized gains on securities available-for-
     sale arising during the period, net of tax          -             -               -               45.5               45.5
                                                                                                                 -----------------
Total comprehensive income                                                                                               395.7
Dividends to shareholder                                 -             -             (90.0)             -                (90.0)
----------------------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2000                   $     3.8    $    766.1    $    2,271.2    $        29.6     $      3,070.7
==================================================================================================================================

BALANCE AS OF JANUARY 1, 2001                      $     3.8    $    646.1    $    2,436.3    $       116.7     $      3,202.9

Comprehensive income:
  Net income                                             -             -             381.7              -                381.7
  Net unrealized gains on securities available-for-
     sale arising during the period, net of tax          -             -               -              176.1              176.1
  Cumulative effect of adoption of accounting
     principles, net of tax                              -             -               -                5.9                5.9
  Accumulated net gains on cash flow hedges,
     net of tax                                          -             -               -                3.8                3.8
                                                                                                                 -----------------
Total comprehensive income                                                                                               567.5
Dividends to shareholder                                 -             -             (35.0)             -                (35.0)
----------------------------------------------------------------------------------------------------------------------------------
BALANCE AS OF SEPTEMBER 30, 2001                   $     3.8    $    646.1    $    2,783.0    $       302.5     $      3,735.4
==================================================================================================================================


See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                  Nine Months Ended September 30, 2001 and 2000
                                  (in millions)

                                                                                                2001              2000
============================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                 $      381.7      $     350.2
Adjustments to reconcile net income to net cash provided by operating activities:
  Interest credited to policyholder account balances                                              923.9            876.9
  Capitalization of deferred policy acquisition costs                                            (556.9)          (586.8)
  Amortization of deferred policy acquisition costs                                               265.2            263.7
  Amortization and depreciation                                                                   (23.4)            (7.4)
  Realized (gains) losses on investments, hedging instruments and hedged items                    (34.9)            15.9
  Cumulative effect of adoption of accounting principles                                           10.9              -
  Increase in accrued investment income                                                           (56.6)            (9.2)
  Increase in other assets                                                                       (186.8)           (53.3)
  Increase in policy liabilities                                                                   21.1              0.5
  Increase in other liabilities                                                                   248.6            269.7
  Other, net                                                                                        2.4             27.4
----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                                     995.2          1,147.6
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturity of securities available-for-sale                                         3,076.6          2,479.2
Proceeds from sale of securities available-for-sale                                               247.7            432.3
Proceeds from repayments of mortgage loans on real estate                                         639.8            609.4
Proceeds from sale of real estate                                                                 168.5              2.2
Proceeds from repayments of policy loans and sale of other invested assets                         57.3             17.2
Cost of securities available-for-sale acquired                                                 (4,958.7)        (2,345.8)
Cost of mortgage loans on real estate acquired                                                 (1,246.8)          (950.1)
Cost of real estate acquired                                                                       (0.3)            (6.1)
Short-term investments, net                                                                      (328.6)          (197.3)
Other, net                                                                                       (150.9)          (116.8)
----------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                                                      (2,495.4)           (75.8)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of short-term borrowings                                               (93.7)             -
Cash dividends paid                                                                               (35.0)          (140.0)
Increase in investment and universal life insurance product account balances                    4,517.3          3,609.4
Decrease in investment and universal life insurance product account balances                   (2,881.9)        (4,544.0)
----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) financing activities                                         1,506.7         (1,074.6)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                                                     6.5             (2.8)

Cash, beginning of period                                                                          18.4              4.8
----------------------------------------------------------------------------------------------------------------------------
Cash, end of period                                                                        $       24.9      $       2.0
============================================================================================================================

See accompanying notes to unaudited consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
      (a wholly owned subsidiary of Nationwide Financial Services, Inc.)


              Notes to Unaudited Consolidated Financial Statements
                      Nine Months Ended September 30, 2001


(1)      Basis of Presentation
         ---------------------

         The accompanying unaudited consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (NLIC or collectively, the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities, for interim financial information and with the instructions to Form 10-Q and
         Article 10 of Regulation S-X. Accordingly, they do not include all information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. The financial information included herein reflects all adjustments (all of which are normal and recurring in nature) which are, in the opinion of management, necessary for a fair presentation of financial position and results of operations. Operating results for all periods presented are not necessarily indicative of the results that may be expected for the full year. All significant intercompany balances and transactions have been eliminated. The accompanying unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 2000 included in the Company's annual report on Form 10-K.

(2)      New Accounting Principles
         -------------------------

         In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, was adopted by the Company effective January 1, 2001.

         SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

         As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 resulted in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) was recorded in accumulated other comprehensive income at January 1, 2001. The adoption of SFAS 133 resulted in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 resulted in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively, as of January 1, 2001.

         The Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued

         In November 1999, the Emerging Issues Task Force (EITF) issued EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). The Company adopted EITF 99-20 on April 1, 2001. EITF 99-20 establishes the method of recognizing interest income and impairment on asset-backed investment securities. EITF 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, net of tax, upon adoption of EITF 99-20 on April 1, 2001 decreased net income by $2.3 million with a corresponding increase to accumulated other comprehensive income.

         In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141) and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142).

         SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and the use of the pooling-of-interests method has been eliminated.

         SFAS 142 applies to all acquired intangible assets whether acquired singularly, as part of a group, or in a business combination. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets, and will carry forward provisions in Opinion 17 related to internally developed intangible assets. SFAS 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach. The amortization of goodwill from past business combinations will cease upon adoption of this statement, which will be January 1, 2002 for the Company. Companies will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment within six months of adoption. Any transitional impairment losses will be recognized in the first interim period in the year of adoption and will be recognized as the effect of a change in accounting principle.

         The Company does not expect any material impact of adopting SFAS 141 and SFAS 142 on the results of operations and financial position.

         In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001 (January 1, 2002 for the Company) and will carry forward many of the provisions of SFAS 121 and Opinion 30. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. Management does not expect the adoption of SFAS 144 to have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


(3)      Derivatives
         -----------

         QUALITATIVE DISCLOSURE

         Interest Rate Risk Management

         The Company is exposed to changes in the fair value of fixed rate investments (commercial mortgage loans and corporate bonds) due to changes in interest rates. To manage this risk, the Company enters into various types of derivative instruments to minimize fluctuations in fair values resulting from changes in interest rates. The Company principally uses interest rate swaps and short Eurodollar futures to manage this risk.

         Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments, thereby creating floating rate investments.

         Short Eurodollar futures change the fixed rate cash flow exposure to variable rate cash flows. With short Eurodollar futures, if interest rates rise (fall), the gains (losses) on the futures adjust the fixed rate income on the investments, thereby creating floating rate investments.

         As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of the commitment due to changes in interest rates during the commitment period. To manage this risk, the Company enters into short Treasury futures.

         With short Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment.

         Floating rate investments (commercial mortgage loans and corporate bonds) expose the Company to fluctuations in cash flow and investment income due to changes in interest rates. To manage this risk, the Company enters into receive fixed, pay variable over-the-counter interest rate swaps or long Eurodollar futures strips to convert the variable rate investments to a fixed rate.

         In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments, thereby creating fixed rate assets.

         The long Eurodollar futures change the variable rate cash flow exposure to fixed rate cash flows. With long Eurodollar futures, if interest rates rise (fall), the losses (gains) on the futures are used to reduce the variable rate income on the investments, thereby creating fixed rate investments.

         Foreign Currency Risk Management

         In conjunction with the Company's medium-term note programs, from time to time, the Company issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a variable US dollar rate.

         For a fixed rate liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency, and pay a variable US dollar rate, generally 3-month libor. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate, in the foreign currency, and pay a variable US dollar rate, generally 3-month libor.

         The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and interest rates. To manage this risk, the Company uses cross-currency interest rate swaps to convert these assets to variable US dollar rate instruments.

         Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable US dollar rate, generally 3-month libor.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         Non-Hedging Derivatives

         The Company may enter into over-the-counter basis swaps (receive one variable rate, pay another variable rate) to change the rate characteristics of a specific investment to better match the variable rate paid on a liability. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company may not be able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps may not receive hedge accounting treatment.

         QUANTITATIVE DISCLOSURE

         Fair Value Hedges

         Changes in the fair value of derivative instruments designated as fair value hedges, and the corresponding changes in the fair value of the hedged asset or liability, attributable to the risk being hedged, are included in net realized gains and losses on investments, hedging instruments and hedged items in the consolidated statements of income. Amounts receivable or payable under interest rate swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item.

         During the three and nine months ended September 30, 2001, losses of $4.2 million and $3.2 million, respectively, were recognized in net realized gains and losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instrument's change in value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

         Cash Flow Hedges

         Changes in the fair value of derivative instruments designated as cash flow hedges are reported in accumulated other comprehensive income
         (AOCI). Amounts receivable or payable under interest rate swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. In the event that a derivative instrument was liquidated and the hedged item remained on the books, the gain or loss on the derivative would be reclassified out of AOCI over the life of the underlying asset. The Company is not anticipating any reclassifications out of AOCI over the next 12-month period.

         The ineffective portion of cash flow hedges is included in net realized gains and losses on investments, hedging instruments and hedged items in the consolidated statements of income. For the three months ended September 30, 2001, the ineffective portion of cash flow hedges was less than $0.1 million. There were no gains or losses attributable to the portion of the derivative instruments' change in value excluded from the assessment of hedge effectiveness.

         Other Derivative Instruments, Including Embedded Derivatives

         Net realized gains and losses on investments, hedging instruments and hedged items for the three and nine months ended September 30, 2001 include a gain of $0.4 million and a loss of $1.4 million, respectively, related to other derivative instruments, including embedded derivatives. For the three and nine months ended September 30, 2001 a $50.6 million gain and a $14.2 million loss, respectively, were recorded on the change in value of cross-currency interest rate swaps hedging variable rate medium-term notes denominated in foreign currencies. An offsetting loss of $50.4 million and a gain of $12.6 million were recorded to reflect the change in spot rates during the three and nine months ended September 30, 2001 on these variable rate liabilities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


(4)      Comprehensive Income (Loss)
         ---------------------------

         Comprehensive income (loss) includes net income as well as certain items that are reported directly within a separate component of shareholder's equity that bypass net income. Other comprehensive income
         (loss) is comprised of unrealized gains (losses) on securities available-for-sale and accumulated net gains on cash flow hedges. The related before and after federal income tax amounts are as follows:

                                                                       THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                         SEPTEMBER 30,                  SEPTEMBER 30,
           -------------------------------------------------------------------------------------------------------------------
           (in millions)                                            2001            2000            2001            2000
           ===================================================================================================================

           Unrealized gains (losses) on securities
            available-for-sale arising during the period:
                Transition adjustment - EITF 99-20              $      -        $      -        $      3.5     $      -
                Gross                                                229.3           116.0           381.4            86.6
                Adjustment to deferred policy acquisition costs      (78.1)          (34.9)         (122.2)          (25.8)
                Related federal income tax expense                   (52.9)          (28.4)          (91.9)          (21.3)
           -------------------------------------------------------------------------------------------------------------------
                     Net                                              98.3            52.7           170.8            39.5
           -------------------------------------------------------------------------------------------------------------------

           Reclassification adjustment for net losses (gains)
              on securities available-for-sale realized during
              the period:
                Gross                                                  6.4            (2.9)           11.7             9.2
                Related federal income tax (benefit) expense          (2.2)            1.0            (4.1)           (3.2)
           -------------------------------------------------------------------------------------------------------------------
                     Net                                               4.2            (1.9)            7.6             6.0
           -------------------------------------------------------------------------------------------------------------------

           Other comprehensive income on securities
               available-for-sale                                    102.5            50.8           178.4            45.5
           -------------------------------------------------------------------------------------------------------------------

           Accumulated net gain on cash flow hedges:
                 Transition adjustment - FAS 133                       -               -               5.6             -
                 Gross                                                 5.0             -               5.8             -
                 Related federal income tax expense                   (1.8)            -              (4.0)            -
           -------------------------------------------------------------------------------------------------------------------
                      Other comprehensive income on cash
                         flow hedges                                   3.2             -               7.4             -
           -------------------------------------------------------------------------------------------------------------------

           Total Other Comprehensive Income                    $     105.7      $     50.8      $    185.8  $         45.5
           ===================================================================================================================

(5)      Segment Disclosures
         -------------------

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Individual Annuity, Institutional Products and Life Insurance.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note programs. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance (COLI) and bank-owned life insurance (BOLI) products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's broker/dealer subsidiary, unallocated expenses and interest expense on short-term borrowings. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment.

         The following table summarizes the financial results of the Company's business segments for the three months ended September 30, 2001 and 2000.

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================

         2001
         Net investment income                 $     135.7    $      211.8    $       80.7    $        6.8   $      435.0
         Other operating revenue                     134.4            47.3           121.6             3.3          306.6
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               270.1           259.1           202.3            10.1          741.6
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         111.0           159.2            44.6             -            314.8
         Amortization of deferred policy
            acquisition costs                         53.0            10.4            21.8             -             85.2
         Interest expense on short-term
            borrowings                                 -               -               -               0.8            0.8
         Other benefits and expenses                  52.7            40.5            92.5             0.4          186.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           216.7           210.1           158.9             1.2          586.9
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                     53.4            49.0            43.4             8.9          154.7
         Net realized gains on investments,
            hedging instruments and hedged
            items                                      -               -               -              36.7           36.7
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles  $      53.4    $       49.0    $       43.4    $       45.6   $      191.4
         ===================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================

         2000
         Net investment income                $      119.5    $      203.7    $       73.5    $       15.9   $      412.6
         Other operating revenue                     153.6            68.9           114.0             3.6          340.1
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               273.1           272.6           187.5            19.5          752.7
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                          98.8           153.6            40.0             -            292.4
         Amortization of deferred policy
            acquisition costs                         60.9            15.2            15.5             -             91.6
         Other benefits and expenses                  41.6            46.0            92.9             9.2          189.7
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           201.3           214.8           148.4             9.2          573.7
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                     71.8            57.8            39.1            10.3          179.0
         Net realized losses on investments,
            hedging instruments and hedged
            items                                      -               -               -              (2.1)          (2.1)
         -------------------------------------------------------------------------------------------------------------------

         Income (loss) before federal
            income tax expense and
            cumulative effect of adoption of
            accounting principles             $       71.8    $       57.8    $       39.1    $        8.2   $      176.9
         ===================================================================================================================

         --------------

         (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


         The following table summarizes the financial results of the Company's business segments for the nine months ended September 30, 2001 and 2000.

                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================
         2001
         Net investment income                  $    387.3    $      635.3    $      241.7    $       22.5   $    1,286.8
         Other operating revenue                     422.8           158.6           376.7            12.1          970.2
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               810.1           793.9           618.4            34.6        2,257.0
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         316.4           476.0           131.5             -            923.9
         Amortization of deferred policy
            acquisition costs                        164.2            36.2            64.8             -            265.2
         Interest expense on short-term
            borrowings                                 -               -               -               4.7            4.7
         Other benefits and expenses                 152.4           123.3           286.2             5.5          567.4
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           633.0           635.5           482.5            10.2        1,761.2
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                    177.1           158.4           135.9            24.4          495.8
         Net realized gains on investments,
            hedging instruments and hedged
            items                                      -               -               -              34.9           34.9
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles   $    177.1    $      158.4    $      135.9    $       59.3   $      530.7
         ===================================================================================================================

         Assets as of period end                $ 39,944.9    $   33,120.7    $    8,548.1    $    3,180.8   $   84,794.5
         ===================================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

         Notes to Unaudited Consolidated Financial Statements, Continued


                                                INDIVIDUAL    INSTITUTIONAL        LIFE
         (in millions)                           ANNUITY         PRODUCTS       INSURANCE       CORPORATE        TOTAL
         ===================================================================================================================
         2000
         Net investment income                $      361.1    $      612.2    $      214.2    $       42.1   $    1,229.6
         Other operating revenue                     476.0           192.7           335.5            12.8        1,017.0
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)               837.1           804.9           549.7            54.9        2,246.6
         -------------------------------------------------------------------------------------------------------------------

         Interest credited to policyholder
            account balances                         296.8           465.5           114.6             -            876.9
         Amortization of deferred policy
            acquisition costs                        175.1            39.2            49.4             -            263.7
         Other benefits and expenses                 150.6           127.4           276.8            27.9          582.7
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                           622.5           632.1           440.8            27.9        1,723.3
         -------------------------------------------------------------------------------------------------------------------

         Operating income before federal
            income tax expense(1)                    214.6           172.8           108.9            27.0          523.3
         Net realized losses on investments,
            hedging instruments and hedged
            items                                      -               -               -             (15.9)         (15.9)
         -------------------------------------------------------------------------------------------------------------------

         Income before federal income tax
            expense and cumulative effect of
            adoption of accounting principles $      214.6    $      172.8    $      108.9    $       11.1   $      507.4
         ===================================================================================================================

         Assets as of period end              $   47,255.8    $   40,005.9    $    7,939.0    $    2,486.5   $   97,687.2
         ===================================================================================================================

         ----------
         (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

(6)      Contingencies
         --------------

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

ITEM 2        MANAGEMENT'S NARRATIVE ANALYSIS OF THE RESULTS OF OPERATIONS

              INTRODUCTION

              The following analysis of unaudited consolidated results of operations of the Company should be read in conjunction with the unaudited consolidated financial statements and related notes included elsewhere herein.

              Management's discussion and analysis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the results of operations and businesses of the Company. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward looking statements include, among others, the following possibilities: (i) the potential impact on the Company's reported net income that could result from the adoption of certain accounting standards issued by the Financial Accounting Standards Board; (ii) tax law changes impacting the tax treatment of life insurance and investment products; (iii) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (iv) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves, and other financial viability requirements; (v) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers;
              (vi) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (vii) changes in interest rates and the capital markets causing a reduction of investment income and/or asset fees, reduction in the value of the Company's investment portfolio or a reduction in the demand for the Company's products;
              (viii) general economic and business conditions which are less favorable than expected; (ix) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; and (x) inaccuracies in assumptions regarding future persistency, mortality, morbidity and interest rates used in calculating reserve amounts.

              RESULTS OF OPERATIONS

              Revenues

              Total operating revenues, which exclude net realized gains and losses on investments, hedging instruments and hedged items for third quarter 2001 increased to $741.6 million compared to $752.7 million for the same period in 2000. For the first nine months of 2001 and 2000, total operating revenues were $2.26 billion and $2.25 billion, respectively.

              Policy charges include asset fees, which are primarily earned from separate account assets generated from sales of individual and group variable annuities and investment life insurance products; cost of insurance charges earned on universal life insurance products; administration fees, which include fees charged per contract on a variety of the Company's products and premium loads on universal life insurance products; and surrender fees, which are charged as a percentage of premiums withdrawn during a specified period of annuity and certain life insurance contracts. Policy charges for the comparable periods of 2001 and 2000 were as follows:

                                                                    THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30,               SEPTEMBER 30,
                                                                -------------------------------------------------------
                  (in millions)                                     2001          2000          2001          2000
                  =====================================================================================================

                  Asset fees                                    $    149.7    $    185.6    $    466.6    $    541.5
                  Cost of insurance charges                           51.5          40.4         147.7         112.5
                  Administrative fees                                 26.4          35.7          98.8          99.6
                  Surrender fees                                      16.3          23.1          54.9          69.9
                  -----------------------------------------------------------------------------------------------------
                    Total policy charges                        $    243.9    $    284.8    $    768.0    $    823.5
                  =====================================================================================================

              The decline in asset fees reflects a decrease in total average separate account assets of $12.07 billion (18%) and $5.28 billion (8%) for the three and nine months ended September 30, 2001, respectively, compared to the same periods a year ago. Market depreciation on variable annuity and investment life insurance products, partially offset by net flows into these products, have resulted in the decrease in average separate account balances.

              Cost of insurance charges are assessed on the net amount at risk on universal life insurance policies. The net amount at risk is equal to a policy's death benefit minus the related policyholder account value. The amount charged is based on the insured's age and other underwriting factors. The increase in cost of insurance charges is due primarily to growth in the net amount at risk related to corporate and individual investment life insurance reflecting expanded distribution and increased acceptance by producers and consumers. The net amount at risk related to corporate and individual investment life insurance grew to $32.0 billion as of September 30, 2001 compared to $26.30 billion a year ago.

              The decline in administrative fees in third quarter 2001 compared to a year ago is partially attributable to a decrease in premiums on individual investment life policies and certain corporate-owned life policies where the Company collects a premium load. Also contributing to the decline are case terminations in the Institutional Products segment that generated additional administrative fees in third quarter 2000. Surrender charges decreased as a result of continued improvement in customer retention in the Individual Annuity segment in the first nine months of 2001 compared to the same period a year ago.

              Net investment income includes the investment income earned on investments supporting fixed annuities and certain life insurance products as well as the yield on the Company's general account invested assets which are not allocated to product segments, net of related investment expenses. General account assets supporting insurance products are closely correlated to the underlying reserves on these products. Net investment income grew from $412.6 million in the third quarter of 2000 to $435.0 million in the third quarter of 2001 and from $1.23 billion in the first nine months of 2000 to $1.29 billion in the first nine months of 2001. The increases were primarily due to increased invested assets to support growth in individual fixed annuity, institutional products and life insurance policy reserves, partially offset by lower yields. General account reserves supporting these products increased $2.96 billion to $24.76 billion as of the end of third quarter 2001 compared to $21.80 billion a year ago.

              Realized gains and losses on investments, hedging instruments and hedged items are not considered by the Company to be recurring components of earnings. The Company makes decisions concerning the sale of invested assets based on a variety of market, business, tax and other factors. In addition, included in this caption are changes in the fair value of items qualifying as fair value hedges, the related hedged items and the ineffective portion of cash flow hedges, all of which are not considered recurring components of earnings.

              Other income includes management fees, commissions and other income earned by subsidiaries of the Company that provide investment management, marketing, distribution and administration services.

              Benefits and Expenses

              Interest credited to policyholder account balances totaled $314.8 million in third quarter 2001 compared to $292.4 million in third quarter 2000, while year-to-date 2001 interest credited totaled $923.9 million compared to $876.9 million a year ago and principally relates to fixed annuities, both individual and institutional, and investment life insurance products. The growth in interest credited reflects the increase in policy reserves for these products, partially offset by lower crediting rates in the Institutional segment.

              The decline in amortization of deferred policy acquisition costs
              (DAC), which totaled $85.2 million and $91.6 million in the third quarter of 2001 and 2000, respectively, is consistent with lower earnings in the Individual Annuity segment. On a year-to-date basis, DAC amortization totaled $265.2 million in 2001 compared to $263.7 million in 2000.

              Operating expenses decreased 12% to $109.8 million in third quarter 2001 compared to $125.2 million in third quarter 2000. For the first nine months of 2001, operating expenses were $327.3 million, down 11% from $365.7 million for the first nine months of 2000. The decrease reflects the Company's commitment to aggressive expense management in response to volatile equity markets.

              Federal income tax expense was $52.8 million in third quarter 2001 compared to $50.9 million in third quarter 2000, representing effective tax rates of 27.6% and 28.8% for third quarter 2001 and 2000 respectively. For the first nine months of 2001 and 2000 federal income tax expense was $141.9 million and $157.2 million, representing effective tax rates of 26.7% and 31.0%, respectively. An increase in tax exempt income and investment tax credits resulted in the decrease in effective rates.

              Other Data

              In managing business, the Company analyzes operating performance using a non-GAAP measure called net operating income. The Company calculates net operating income by adjusting net income to exclude net realized gains and losses on investments, hedging instruments and hedged items and cumulative effect of change in accounting principles. Net operating income or similar measures are commonly used in the insurance industry as a measure of ongoing earnings performance.

              The excluded items are important in understanding the Company's overall results of operations. Net operating income should not be viewed as a substitute for net income determined in accordance with GAAP, and you should note that the Company's definition of net operating income may differ from that used by other companies. However, the Company believes that the presentation of net operating income as it is measured for management purposes enhances the understanding of the Company's results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's business. The Company excludes net realized gains and losses on investments, hedging instruments and hedged items from net operating income because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains and losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the Company's business.

              The following table reconciles the Company's reported net income to net operating income for the periods indicated.

                                                                              THREE MONTHS ENDED        NINE MONTHS ENDED
                                                                                 SEPTEMBER 30,            SEPTEMBER 30,
                                                                            -------------------------------------------------
                  (in millions)                                                2001         2000        2001        2000
                  ===========================================================================================================

                  Net income                                                 $   138.6    $   126.0   $   381.7   $   350.2
                  Net realized (gains) losses on investments,
                     hedging instruments and hedged items, net of tax            (23.9)         1.3       (22.7)       10.3
                  Cumulative effect of adoption of accounting principles,
                     net of tax                                                    -            -           7.1         -
                  -----------------------------------------------------------------------------------------------------------
                    Net operating income                                    $    114.7    $   127.3   $   366.1   $   360.5
                  ===========================================================================================================

              Recently Issued Accounting Pronouncements

              See note 2 to the unaudited consolidated financial statements for a discussion of recently issued accounting pronouncements.

              Sales Information

              In managing business, the Company regularly monitors and reports a non-GAAP measure titled sales. Sales or similar measures are commonly used in the insurance industry as a measure of business generated in the period.

              Sales should not be viewed as a substitute for revenues determined in accordance with GAAP, and the Company's definition of sales might differ from that used by other companies. Sales generate assets, which ultimately drive revenues from policy charges. Sales are comprised of statutory premiums or deposits on annuities, pension plans and life insurance products sold to a wide variety of customer bases. Statutory premiums and deposits are calculated in accordance with accounting practices prescribed or permitted by regulatory authorities and then adjusted to arrive at sales. Sales also include deposits on administration only group pension plans.

              Sales are stated net of internal replacements, which in the Company's opinion provides a more meaningful disclosure of sales. In addition, sales exclude: funding agreements issued to secure notes issued to foreign and domestic investors through an unrelated third party trust under the Company's two medium-term note programs; BOLI; large case pension plan acquisitions; and deposits into Nationwide employee and agent benefit plans. Although these products contribute to asset and earnings growth, they do not produce steady production flow that lends itself to meaningful comparisons and are therefore excluded from sales.

              The Company believes that the presentation of sales as measured for management purposes enhances the understanding of the Company's business and helps depict trends that may not be apparent in the results of operations due to differences between the timing of sales and revenue recognition.

              The Company's flagship products are marketed under The BEST of AMERICA(R) brand, and include individual and group variable annuities and variable life insurance. The BEST of AMERICA products allow customers to choose from investment options managed by premier mutual fund managers. The Company has also developed private label variable and fixed annuity products in conjunction with other financial services providers which allow those providers to sell products to their own customer bases under their own brand name.

              The Company also markets group deferred compensation retirement plans to employees of state and local governments for use under Internal Revenue Code (IRC) Section 457. The Company utilizes its sponsorship by the National Association of Counties and The United States Conference of Mayors when marketing IRC Section 457 products.

              Sales by product and segment for the comparable periods of 2001 and 2000 are summarized as follows:

                                                                THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                   SEPTEMBER 30,               SEPTEMBER 30,
                                                            --------------------------------------------------------
              (in millions)                                     2001          2000          2001          2000
              ======================================================================================================

              The BEST of AMERICA products                  $     895.1   $   1,398.3   $   2,948.3   $   4,282.1
              Private label annuities                             359.7         235.6       1,116.7         784.3
              Other                                                 -             5.8           2.8          81.0
              ------------------------------------------------------------------------------------------------------
                Total individual variable annuity sales         1,254.8       1,639.7       4,067.8       5,147.4
              ------------------------------------------------------------------------------------------------------

              Deferred fixed annuities                            543.7         133.5       1,296.9         325.0
              Immediate fixed annuities                            29.4          26.2         102.5          95.8
              ------------------------------------------------------------------------------------------------------
                Total individual fixed annuity sales              573.1         159.7       1,399.4         420.8
              ------------------------------------------------------------------------------------------------------
                  Total individual annuity sales            $   1,827.9   $   1,799.4   $   5,467.2   $   5,568.2
              ======================================================================================================

              The BEST of AMERICA products                  $     716.4   $     897.3   $   2,425.0   $   3,046.4
              Other                                                16.6          11.1          43.9          37.4
              ------------------------------------------------------------------------------------------------------
                Total private sector pension plan sales           733.0         908.4       2,468.9       3,083.8
              ------------------------------------------------------------------------------------------------------

                Total public sector pension plan sales -
                   IRC Section 457 annuities                      366.8         427.5       1,156.9       1,732.8
              ------------------------------------------------------------------------------------------------------
                  Total institutional products sales        $   1,099.8   $   1,335.9   $   3,625.8   $   4,816.6
              ======================================================================================================

              The BEST of AMERICA variable life series      $     120.4   $     155.8   $     409.9   $     419.2
              Corporate-owned life insurance                       78.0         152.9         593.7         476.2
              Traditional/Universal life insurance                 56.7          59.2         178.9         179.8
              ------------------------------------------------------------------------------------------------------
              Total life insurance sales                    $     255.1   $     367.9   $   1,182.5   $   1,075.2
              ======================================================================================================

              The Company sells its products through a broad distribution network. Unaffiliated entities that sell the Company's products to their own customer base include independent broker/dealers, brokerage firms, financial institutions, pension plan administrators and life insurance specialists. Representatives of the Company who market products directly to a customer base identified by the Company consists of Nationwide Retirement Solutions. The Company also distributes savings products through the agency distribution force of its ultimate parent company, Nationwide Mutual Insurance Company.

              Sales by distribution channel are summarized as follows.

                                                                    THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                      SEPTEMBER 30,               SEPTEMBER 30,
                                                                -------------------------------------------------------
                  (in millions)                                     2001          2000          2001          2000
                  =====================================================================================================

                  Independent broker/dealers                    $      937.2  $   1,456.2   $  3,198.7    $  4,593.4
                  Brokerage firms                                      568.5        294.5      1,598.2         902.7
                  Financial institutions                               818.8        736.6      2,361.8       2,148.1
                  Pension plan administrators                          224.7        228.7        767.8         819.6
                  Life insurance specialists                            78.1        154.9        593.8         482.5
                  Nationwide agents                                    171.2        184.6        533.7         619.5
                  Nationwide Retirement Solutions                      384.3        447.7      1,221.5       1,894.2
                  -----------------------------------------------------------------------------------------------------

              The decrease in sales in the independent broker/dealer channel reflects lower demand for variable annuities due to volatile equity markets and a shift in private sector pension plan sales from group annuities issued by the Company to trust products issued by an affiliate, Nationwide Trust Company.

              Sales through brokerage firms increased 93% in third quarter 2001 compared to third quarter 2000 and are up 77% for the first nine months, principally due to the addition of Waddell & Reed as a distributor.

              Sales through financial institutions grew 11% in third quarter 2001 compared to a year ago, and grew 10% for the first nine months of 2001 compared to the first nine months of 2000, driven mainly by the appointment of new distributors in the bank channel who sell fixed annuity products.

              The increase in sales through life insurance specialists during the first nine months of 2001 compared to the same period a year ago reflects increased sales of COLI products that occurred in the first half of 2001. Third quarter 2001 sales through this channel were impacted by the volatile economic climate as fewer businesses are creating new employee benefit programs.

              Nationwide Retirement Solutions sales reached $384.3 million during third quarter 2001, a 14% decrease from a year ago. In this channel, sales declined from a year ago reflecting the impact of previously lost cases on recurring deposits. The decline in sales is also attributable to a shift in both Private and Public sector sales from group annuity contracts issued by the Company to administration only and Trust Company products provided by affiliates. Lower sales through this channel for the first nine months of 2001 compared to the same period a year ago reflects the impact of previously lost cases on recurring deposits.



              BUSINESS SEGMENTS

              The Company reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment.

              The following table summarizes operating income before federal income tax expense for the Company's business segments for the periods indicated.

                                                                             THREE MONTHS ENDED           NINE MONTHS ENDED
                                                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
                 (in millions)                                               2001          2000          2001          2000
              =================================================================================================================

                 Individual Annuity                                        $  53.4       $  71.8       $ 177.1       $ 214.6
                 Institutional Products                                       49.0          57.8         158.4         172.8
                 Life Insurance                                               43.4          39.1         135.9         108.9
                 Corporate                                                     8.9          10.3          24.4          27.0
              -----------------------------------------------------------------------------------------------------------------
                   Operating income before federal income tax expense      $ 154.7       $ 179.0       $ 495.8       $ 523.3
              =================================================================================================================

              Individual Annuity

              The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

              The following table summarizes certain selected financial data for the Company's Individual Annuity segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Policy charges                                          $      120.2  $      147.0  $      374.9  $     437.8
                Net investment income                                          135.7         119.5         387.3        361.1
                Premiums on immediate annuities                                 14.2           6.6          47.9         38.2
              -----------------------------------------------------------------------------------------------------------------
                                                                               270.1         273.1         810.1        837.1
              -----------------------------------------------------------------------------------------------------------------

              Benefits and expenses:
                Interest credited to policyholder account balances             111.0          98.8         316.4        296.8
                Other benefits                                                  16.4           7.5          52.0         39.4
                Amortization of deferred policy acquisition costs               53.0          60.9         164.2        175.1
                Other operating expenses                                        36.3          34.1         100.4        111.2
              -----------------------------------------------------------------------------------------------------------------
                                                                               216.7         201.3         633.0        622.5
              -----------------------------------------------------------------------------------------------------------------
              Operating income before federal income tax expense        $       53.4  $       71.8  $      177.1  $     214.6
              =================================================================================================================

              OTHER DATA
              Sales:
                Individual variable annuities                           $    1,254.8  $    1,639.7  $    4,067.8  $    5,147.4
                Individual fixed annuities                                     573.1         159.7       1,399.4         420.8
              -----------------------------------------------------------------------------------------------------------------
                 Total individual annuity sales                         $    1,827.9  $    1,799.4  $    5,467.2  $    5,568.2
              =================================================================================================================

              Average account balances:
                General account                                         $    7,808.8  $    6,893.1  $     7,336.1  $   6,965.6
                Separate account                                            32,754.8      39,008.8       34,006.6     38,146.1
              -----------------------------------------------------------------------------------------------------------------
                 Total average account balances                         $   40,563.6  $   45,901.9  $    41,342.7  $  45,111.7
              =================================================================================================================

              Account balances as of period end:
                Individual variable annuities                           $   32,758.2  $   41,645.8
                Individual fixed annuities                                   5,164.1       3,792.0
              -----------------------------------------------------------------------------------------------------------------
                 Total account balances                                 $   37,922.3  $   45,437.8
              =================================================================================================================

              Return on average equity                                          12.0%         21.5%          14.3%         20.9%
              Pre-tax operating income to average account balances              0.53%         0.63%          0.57%         0.63%
              ------------------------------------------------------------------------------------ -----------------------------

              Pre-tax operating earnings totaled $53.4 million in third quarter 2001, down 26% compared to a year ago earnings of $71.8 million. For the first nine months of 2001 pre-tax operating earnings were $177.1 million compared to $214.6 million for the first nine months of 2000.

              Asset fees decreased to $103.1 million in the third quarter of 2001, down 17% from $124.1 million in the same period a year ago. For the first nine months of 2001, asset fees totaled $318.7 million down 12% from the first nine months of 2000 total of $361.9 million. Asset fees are calculated daily and charged as a percentage of separate account assets. The decrease in asset fees is due to market depreciation on investments underlying reserves. For the three and nine months ended September 30, 2001, average separate account assets decreased 16% to $32.75 billion and 11% to $34.01 billion respectively, compared to the same periods a year ago.

              Surrender fees decreased by $5.6 million to $12.8 million in the third quarter of 2001 compared to a year ago. For the first nine months of 2001, surrender fees totaled $42.3 million compared to $61.3 million in the same period a year ago. These decreases were due to improved persistency in individual variable and fixed annuities.

              Operating expenses were $36.3 million in third quarter 2001, an increase of 6% over third quarter 2000. During the first nine months of 2001, operating expenses totaled $100.4 million, a decrease of 10% over the first nine months of 2000 total of $111.2 million reflecting management's focus on expense management in response to volatile equity markets.

              The following table depicts the interest spread on average general account reserves in the Individual Annuity segment for the periods indicated.

                                                                  THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                   2001          2000          2001          2000
              ========================================================================================================

              Net investment income                                  7.50%         7.89%         7.65%         7.84%
              Interest credited                                      5.69          5.73          5.75          5.68
              --------------------------------------------------------------------------------------------------------
                   Interest spread                                   1.81%         2.16%         1.90%         2.16%
              ========================================================================================================

              Interest spreads narrowed in the third quarter of 2001 and on a year-to-date basis compared to the prior year. A combination of the current competitive environment, a sharp decline in interest rates and a by-product of the Company's investment strategy all contributed to the reduction in spreads. As a strategic move to maintain market share, the Company did not lower crediting rates in the third quarter as quickly as earned rates declined. In addition, throughout 2001, the Company had a significant increase in cash flows in the general account due to strong fixed annuity sales. During the time between when a commitment is made to purchase a commercial mortgage loan or private placement bond and closing, typically 30 to 60 days, the cash is invested short-term. This strategy, while sound over the long-term, can provide short-term pressure on spreads, especially in a declining interest rate environment.

              Led by variable product deposits of $1.42 billion offset by withdrawals and surrenders of $1.09 billion, Individual Annuity segment deposits in third quarter 2001 of $1.99 billion offset by withdrawals and surrenders totaling $1.17 billion generated net flows of $825.7 million compared to the $641.1 million achieved a year ago. Despite the competitive nature of the individual annuity market, the Company has demonstrated the ability to generate positive net flows by expanding its broad distribution network and innovative product development resources.

              The decrease in pre-tax operating income to average assets in third quarter and the first nine months of 2001 compared to the same periods in 2000 is primarily a result of the Company's expense structure not being as elastic as the revenue stream.

              Individual Annuity sales, which exclude internal replacements, during third quarter 2001 were $1.83 billion, up slightly from $1.80 billion in the year ago quarter, while year-to-date 2001 sales of individual annuities were $5.47 billion compared to $5.57 billion in 2000. The addition of new selling arrangements and volatile equity markets drove the growth in sales of deferred fixed annuities which totaled $543.7 million in the third quarter 2001 compared to $133.5 million in third quarter 2000, offsetting the decline in variable annuity sales. Sales of deferred fixed annuities for the first nine months of 2001 were $1.30 billion compared to $325.0 million for the first nine months of 2000.

              Institutional Products

              The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note programs. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities. The sales figures do not include business generated through the Company's two medium-term note programs, large case pension plan acquisitions and Nationwide employee and agent benefit plans, however the income statement data does reflect this business.

              The following table summarizes certain selected financial data for the Company's Institutional Products segment for the periods indicated.

                                                                              THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                                SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Asset fees                                              $       42.4  $       57.2  $      135.4  $     167.8
                Net investment income                                          211.8         203.7         635.3        612.2
                Other                                                            4.9          11.7          23.2         24.9
              -----------------------------------------------------------------------------------------------------------------
                                                                               259.1         272.6         793.9        804.9
              -----------------------------------------------------------------------------------------------------------------

              Benefits and expenses:
                Interest credited to policyholder account balances             159.2         153.6         476.0        465.5
                Other benefits and expenses                                     50.9          61.2         159.5        166.6
              -----------------------------------------------------------------------------------------------------------------
                                                                               210.1         214.8         635.5        632.1
              -----------------------------------------------------------------------------------------------------------------
                  Operating income before federal income tax expense    $       49.0  $       57.8  $      158.4  $     172.8
              =================================================================================================================

              OTHER DATA
              Sales:
                Private sector pension plans                            $      733.0  $      908.4  $    2,468.9  $   3,083.8
                Public sector pension plans                                    366.8         427.5       1,156.9      1,732.8
              -----------------------------------------------------------------------------------------------------------------
                  Total institutional products sales                    $    1,099.8  $    1,335.9  $    3,625.8  $   4,816.6
              =================================================================================================================

              Average account balances:
                General account                                         $   11,769.0  $   10,344.4  $   11,427.7  $  10,461.6
                Separate account                                            22,714.2      28,628.2      23,692.3     28,220.0
              -----------------------------------------------------------------------------------------------------------------
                  Total average account balances                        $   34,483.2  $   38,972.6  $   35,120.0  $  38,681.6
              =================================================================================================================

              Account balances as of period end:
                Private sector pension plans                            $   15,334.0  $   19,482.3
                Public sector pension plans                                 14,600.5      18,950.4
                Medium-term notes                                            2,880.5       1,287.2
              -----------------------------------------------------------------------------------------------------------------
                  Total account balances                                $   32,815.0  $   39,719.9
              =================================================================================================================

              Return on average equity                                          20.6%         26.9%         22.8%         26.0%
              Pre-tax operating income to average account balances              0.57%         0.59%         0.60%         0.60%
              -----------------------------------------------------------------------------------------------------------------

              Asset fees declined 26% to $42.4 million in the quarter ended September 30, 2001 compared to a year ago, while year-to-date 2001 asset fees were $135.4 million compared to $167.8 million in 2000. The decline was driven by a 21% decrease in average separate account assets in the quarter compared to the quarter ended a year ago and a 16% drop in year-to-date average separate account assets for the first nine months of 2001 compared to the same period a year ago.

              Net investment income increased to $211.8 million (4%) in the third quarter of 2001 compared to a year ago. Year-to-date net investment income also increased 4% from the same period a year ago. Driving these increases were 14% and 9% increases in the average general account balance in the third quarter and first nine months of 2001, respectively, compared to the same periods a year ago, offset by lower yields.

              Institutional Products segment results reflect an increase in interest spread income attributable to growth in average general account assets. Interest spread is the differential between net investment income and interest credited to policyholder account balances. Interest spreads vary depending on crediting rates offered by competitors, performance of the investment portfolio, including the rate of prepayments, changes in market interest rates and other factors.

              The following table depicts the interest spread on average general account reserves in the Institutional Products segment for the periods indicated.

                                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                                               -------------------------------------------------------
                                                                   2001          2000          2001          2000
                 =====================================================================================================

                 Net investment income                               7.20%         7.88%         7.41%         7.80%
                 Interest credited                                   5.41          5.94          5.55          5.93
                 -----------------------------------------------------------------------------------------------------
                    Interest spread                                  1.79%         1.94%         1.86%         1.87%
                 =====================================================================================================

              Interest spread on average general account reserves decreased from the prior year for the quarter and year-to-date. For Institutional pension products, the Company sets interest crediting rates prior to the start of the quarter. In addition, the time between when a deposit is received and an investment commitment is made, and the actual close on a commercial mortgage loan or private placement bond can be 30 to 60 days. These practices will put pressure on spreads in a declining interest rate environment. In addition, the Company experienced a significant amount of transfers into the general account placing further pressure on spreads.

              Other benefits and expenses in third quarter 2001 decreased 17% compared to a year ago. For the first nine months of 2001 other benefits and expenses totaled $159.5 million, down 4% from the first nine months of 2000. The decreases are the result of expense reductions in the group public sector pension business in response to a lower revenue base.

              Institutional Product sales during third quarter 2001 reached $1.10 billion compared to sales of $1.34 billion in third quarter 2000. For the first nine months of 2001, sales reached $3.63 billion compared to sales of $4.82 billion for the same period a year ago. The Private Sector continues to be impacted by the volatile equity markets, which reduced the average plan size of take-over cases and a slowing economy, which has resulted in reduced demand for new cases. In the Public Sector, sales declined from a year ago reflecting the impact of previously lost cases on recurring deposits.

              Institutional Products segment deposits in third quarter 2001 of $1.13 billion offset by participant withdrawals and surrenders totaling $918.7 million generated net flows from participant activity of $214.7 million, a 18% increase over third quarter 2000. Year-to-date 2001 net flows decreased 8% to $426.5 million compared to year-to-date 2000 net flows of $464.3 million.

              Life Insurance

              The Life Insurance segment consists of insurance products, including universal life insurance, COLI and BOLI products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

              The following table summarizes certain selected financial data for the Company's Life Insurance segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Revenues:
                Total policy charges                                    $     76.3    $     68.9    $    234.5    $    193.0
                Net investment income                                         80.7          73.5         241.7         214.2
                Other                                                         45.3          45.1         142.2         142.5
              -----------------------------------------------------------------------------------------------------------------
                                                                             202.3         187.5         618.4         549.7
              -----------------------------------------------------------------------------------------------------------------

              Benefits                                                       104.6          97.0         319.6         292.2
              Operating expenses                                              54.3          51.4         162.9         148.6

              -----------------------------------------------------------------------------------------------------------------
                                                                             158.9         148.4         482.5         440.8
              -----------------------------------------------------------------------------------------------------------------
                Operating income before federal income tax expense      $     43.4    $     39.1    $    135.9    $    108.9
              =================================================================================================================

              OTHER DATA
              Sales:
                The BEST of AMERICA variable life series                $    120.4    $    155.8    $    409.9    $    419.2
                Corporate-owned life insurance                                78.0         152.9         593.7         476.2
                Traditional/Universal life insurance                          56.7          59.2         178.9         179.8
              -----------------------------------------------------------------------------------------------------------------
                  Total life insurance sales                            $    255.1    $    367.9    $  1,182.5    $  1,075.2
              =================================================================================================================

              Policy reserves as of period end:
                Corporate investment life insurance                     $  2,981.6    $  2,378.8
                Individual investment life insurance                       1,944.7       2,152.1
                Traditional life insurance                                 1,853.2       1,807.0
                Universal life insurance                                     779.4         770.7
              -----------------------------------------------------------------------------------------------------------------
                  Total policy reserves                                 $  7,558.9    $  7,108.6
              =================================================================================================================

              Return on average equity                                        10.8%         12.6%         12.0%         12.1%
              -----------------------------------------------------------------------------------------------------------------

              Life Insurance segment results reflect increased revenues driven by growth in investment life insurance in force. Life Insurance segment earnings increased 11% to $43.4 million for the third quarter 2001, up from $39.1 million a year ago. On a year-to-date basis segment earnings increased 25% to $135.9 million in 2001 from $108.9 million in 2000. The increase in Life Insurance segment earnings is attributable to strong sales and increased investment life earnings due to reserve growth in both individual and corporate investment life insurance products.

              Driven primarily by increased policy charges, revenues from investment life products increased to $97.6 million in third quarter 2001 compared to $83.9 million in third quarter 2000, while year-to-date revenues increased to $296.9 million for 2001 compared to $232.9 million for 2000. The revenue growth reflects significantly increased policy reserve levels driven by corporate investment life reserves, which include both BOLI and COLI products, which reached $2.98 billion as of September 30, 2001, up from $2.38 billion in the same period a year ago.

              Pre-tax operating earnings from investment life products totaled $25.1 million in third quarter 2001 a 20% increase from $20.9 million in third quarter 2000, while the first nine months of 2001 reached $77.4 compared to $61.1 million a year ago, a 27% increase. The strong revenue growth discussed previously was offset by higher life insurance benefits due to the growth in the number of policies in-force in the third quarter and first nine months of 2001.

              Traditional/Universal life pre-tax operating earnings increased slightly to $18.3 million in third quarter 2001 compared to $18.2 million in the same period a year ago. For the first nine months of 2001, pre-tax operating earnings increased 22% to $58.5 million compared to $47.8 million for the first nine months of 2000, reflecting higher investment earnings and lower operating expenses.

              Total life insurance sales, excluding BOLI and Nationwide employee and agent benefit plan sales, decreased 31% to $255.1 million in third quarter 2001 compared to $367.9 million during the same period in 2000. For the first nine months of 2001, total life insurance sales, excluding BOLI and Nationwide employee and agent benefit plan sales, increased $107.3 million over 2000 and totaled $1.18 billion. In the quarter, individual market sales were adversely impacted by uncertainty surrounding estate planning. While the number of applications and policies issued are in line with prior year, the average size is down. COLI sales are down given the depressed economic environment where corporations are not forming new executive benefit plans and existing plans are being funded at lower levels.

              Corporate

              The following table summarizes certain selected financial data for the Company's Corporate segment for the periods indicated.

                                                                            THREE MONTHS ENDED          NINE MONTHS ENDED
                                                                              SEPTEMBER 30,               SEPTEMBER 30,
                                                                        -------------------------------------------------------
              (in millions)                                                 2001          2000          2001          2000
              =================================================================================================================

              INCOME STATEMENT DATA
              Operating revenues(1)                                     $     10.1    $     19.5    $     34.6    $     54.9
              Operating expenses                                               1.2           9.2          10.2          27.9
              -----------------------------------------------------------------------------------------------------------------
                Operating income before federal income tax expense(1)   $      8.9    $     10.3    $     24.4    $     27.0
              =================================================================================================================

              ----------

              (1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

              The Corporate segment consists of net investment income on invested assets not allocated to the three product segments, unallocated expenses and interest expense on short-term borrowings. The decline in revenues reflects a decrease in net investment income on real estate investments and fewer investments retained in the corporate segment as more capital and the related investments earnings are allocated to the product segments to support growth.

              In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment. The Company realized net investment gains of $37.4 million and net losses on hedges and hedged items of $0.7 million during the third quarter of 2001 compared to realized net investment losses of $2.1 million during the third quarter of 2000. For the first nine months of 2001, the Company realized net investment gains of $33.0 million and net gains on hedges and hedged items of $1.9 million compared to realized net investment losses of $15.9 million during the first nine months of 2000. During the third quarter and first nine months of 2001, a net investment gain of $44.4 million was realized upon the reduction of an interest in a real estate partnership investment. In addition, the Company realized an after tax loss of $4.8 million related to the adoption of FAS 133 in first quarter 2001 and an after tax loss of $2.3 related to the adoption of EITF 99-20 in second quarter 2001.

ITEM 3        QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              Omitted due to reduced disclosure format.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective No. 3 to the Registration Statement comprises the following papers and documents: -

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 82 pages.

Representations and Undertakings.

Independent Auditors' Consent.

Signatures.


The following exhibits required by Forms N-8B-2 and S-6:

1.   Power of Attorney dated April 4, 2001 - Attached hereto.

2. Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant, adopted - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

3. Distribution Contracts - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

4. Form of Security - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

5. Articles of Incorporation of Depositor - Filed previously with Registration Statement (File No. 811-5311) and is hereby incorporated by reference.

6. Application Form of Security - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

7. Opinion of Counsel - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life Insurance Company and Policy Owners of Nationwide VLI Separate Account-5:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.


                                                                        KPMG LLP


Columbus, Ohio
April 26, 2001

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant, Nationwide VLI Separate Account - 5, has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 15th day of January, 2002.



                                                                 NATIONWIDE VLI SEPARATE ACCOUNT-5
                                               ----------------------------------------------------------------------
                                                                           (Registrant)
(Seal)                                                             NATIONWIDE LIFE INSURANCE COMPANY
                                               ----------------------------------------------------------------------
Attest:                                                                      (Depositor)


By:          /s/ GLENN W. SODEN                      By:                     /s/ STEVEN SAVINI
----------------------------------------------       ----------------------------------------------------------------
                 Glenn W. Soden                                                  Steven Savini
               Assistant Secretary                                                 Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of January, 2002.



               SIGNATURE                                   TITLE
LEWIS J. ALPHIN                                           Director
----------------------------------------
Lewis J. Alphin

A. I. BELL                                                Director
----------------------------------------
A. I. Bell

YVONNE M. CURL                                            Director
----------------------------------------
Yvonne M. Curl

KENNETH D. DAVIS                                          Director
----------------------------------------
Kenneth D. Davis

KEITH W. ECKEL                                            Director
----------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                          Director
----------------------------------------
Willard J. Engel

FRED C. FINNEY                                            Director
----------------------------------------
Fred C. Finney

JOSEPH J. GASPER                               President and Chief Operating
----------------------------------------
Joseph J. Gasper                                    Officer and Director

W.G. JURGENSEN                                    Chief Executive Officer
----------------------------------------
W.G. Jurgensen                                          And Director

DAVID O. MILLER                                  Chairman of the Board and
----------------------------------------
David O. Miller                                           Director

RALPH M. PAIGE                                            Director
----------------------------------------
Ralph M. Paige

JAMES F. PATTERSON                                        Director
----------------------------------------
James F. Patterson

ARDEN L. SHISLER                                          Director                              By /s/ STEVEN SAVINI
----------------------------------------                                             ---------------------------------------------
Arden L. Shisler                                                                                       Steven Savini
                                                                                                     Attorney-in-Fact
ROBERT L. STEWART                                         Director
----------------------------------------
Robert L. Stewart